                                                                   Exhibit 10.12


                            COLLABORATION AGREEMENT

                                    between

                                 TULARIK, INC.

                                      and

                                   KNOLL AG


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933 as amended.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.


                            COLLABORATION AGREEMENT

     This Collaboration Agreement is entered into as of the first day of November, 1998 (the "Effective Date") by and between Tularik Inc., a Delaware corporation ("Tularik"), and Knoll Ag, a corporation organized under the laws of Germany ("Knoll").

                                   Recitals

     Whereas, Tularik has developed proprietary screening assays and other proprietary technology useful in the identification of compounds that directly agonize or antagonize certain targets for the therapeutic treatment of obesity and related diseases in humans; and

     Whereas, Knoll and Tularik both possess substantial libraries of natural and synthetic compounds that have potential therapeutic pharmaceutical utility; and

     Whereas, Tularik and Knoll desire to establish a cooperative research relationship where the compound libraries of each Party will be screened using the Tularik Assays (as hereinafter defined); and

     Whereas, the Parties wish to develop and market novel therapeutic products based on compounds identified during such research; and

     Now, Therefore, in consideration of the foregoing and the covenants and promises contained herein, the Parties agree as follows:

                             ARTICLE 1 Definitions

     As used herein, the following terms shall have the following meanings:

     1.1 "Additional Target" shall mean a Target that is added to Appendix A pursuant to Section 2.7.2(i) and that it is not a Substitute Target. An "Additional Target" may or may not also be a [ * ].

     1.2 "Affiliate" shall mean any company or entity controlled by, controlling or under common control with a Party and shall include without limitation any company fifty percent (50%) or more of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a Party, and any company that owns or controls, directly or indirectly, fifty percent (50%) or more of the voting stock of a Party.

     1.3  "Agreement" shall mean this Collaboration Agreement.

     1.4 "At Risk" shall mean a Body Mass Index greater than or equal to [ * ] but less than [ * ], which may be revised from time to time in accordance with generally accepted international and national scientific practice.

     1.5 "Body Mass Index" shall mean weight in kilograms divided by height in meters squared (kg/m2), as such index shall be revised from time to time in accordance with generally accepted international and national scientific practice.

     1.6 "Collaboration Program" shall mean the research and development program in the Field conducted pursuant to this Agreement.

     1.7 "Collaboration Program Term" shall mean the period during which the Collaboration Program is to be conducted as provided in Section 15.1.

     1.8 "Commercialization Notice" shall have the meaning set forth in Section 5.1.

     1.9 "Compound Libraries" means the Knoll Compound Library, the Tularik Compound Library and the Research Compound Library.

     1.10 "Compound Opportunity" shall have the meaning set forth in Section 2.7.1.

     1.11 "Confidential Information" shall mean, subject to the limitations set forth in Section 13.1 hereof, all information relating to the Collaboration Program disclosed by one Party to the other Party pursuant to this Agreement.

     1.12 "Contribution Royalty" shall mean a royalty determined in accordance with the procedure set forth in Section 4.4.6.

     1.13 "Current Program Target" shall mean one of the Program Targets included on Appendix A at any given point in time. As of the Effective Date, the two Current Program Targets are (1) [ * ] and (2) [ * ]. In the event Additional Targets or Substitute Targets are added to Appendix A pursuant to
Section 2.7.2, at the time such targets are added, they shall be deemed to be Current Program Targets.

     1.14 "Developing Party" shall have the meaning given in Section 4.3.2 of this Agreement.

     1.15 "Development" shall mean the standard, internal program established by a Party for drug development, which shall commence at the sole discretion of that Party, but in no event shall such program be considered to have commenced prior to the start of [ * ].

     1.16 "Effective Date" shall have the meaning given in the introductory paragraph of this Agreement.

     1.17 "Extra-Field Products" shall mean products based upon or incorporating Research Compounds to be commercialized (i) [ * ]; and (ii) [ * ], as set forth in this Agreement.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

"Extra-Field Products" include Knoll Extra-Field Products, Tularik Extra-Field Products and Third Party Extra-Field Products.

     1.18 "FDA" shall mean the United States Food and Drug Administration.

     1.19 "Field" shall mean the research, development and commercialization of products that are agonists or antagonists of the Program Targets and are useful in the Indications.

     1.20 "FTE" shall mean full-time equivalents.

     1.21 "Hit" means a Library Compound that agonizes or antagonizes a Program Target in an HTS performed as part of the Research Program.

     1.22 "HTS" means high throughput screening.

     1.23 "IND" stands for "Investigational New Drug Application" and shall mean an application for approval by the FDA, or the equivalent non-U.S. regulatory authority, to commence human clinical testing of a drug.

     1.24 "Independent Research" shall have the meaning set forth in Section 3.1.2.

     1.25 "Indications" means the [ * ] human patients and, in addition, may include the [ * ]. Treatment shall include any [ * ] used in combination with Program Products.

     1.26 "Inventing Party" means the Party whose employees, agents or consultants have made an Invention.

     1.27 "Invention" means any possibly patentable discovery or invention, whether patentable or not, made during the course of the Collaboration Program and within the scope of the Research Plan. Determination of inventorship shall be made in accordance with the patent laws of the United States of America.

     1.28 "JT" shall mean Japan Tobacco Inc.

     1.29 "JT Agreement" shall mean the agreement between JT and Tularik dated December 31, 1996 and amendments thereto.

     1.30 "Knoll Compound Library" means the compound library consisting of Knoll Substances.

     1.31 "Knoll Extra-Field Products" shall mean all Extra-Field Products synthesized by Knoll or its Affiliates.

     1.32 "Knoll Know-How" shall mean all materials, know-how and information
(a) that exists as of the Effective Date, (b) that Knoll owns, controls or to which it has a license (with the right to sublicense), during the Collaboration Program Term and (c) that would be infringed or misappropriated by the conduct of the Research Program or the development, manufacture, use or sale of Program Products. Knoll Know-How shall not include Knoll Patents.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

     1.33 "Knoll Patents" shall mean any and all patents (other than Program Patents), both foreign and domestic, that have not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal has been or can be taken, including without limitation all extensions, reissues, renewals, reexaminations, supplementary protection certificates and inventors' certificates, (a) that (i) are issued as of the Effective Date, (ii) subsequently issue from applications (including substitutions, divisionals, continuations and continuations-in-part) pending as of the Effective Date or
(iii) issue from any such applications subsequently filed on inventions made as of the Effective Date, (b) that Knoll owns, controls or to which it has a license (with the right to sublicense), during the term of this Agreement and
(c) that would be infringed by the conduct of the Research Program or the development, manufacture, use or sale of Program Products.

     1.34 "Knoll Substances" shall mean those natural extracts, natural compounds and synthetic compounds that either Knoll or its Affiliates owns or has the right to license or sublicense as of the Effective Date or from time to time during the Collaboration Program Term independently of the Collaboration Program.

     1.35 "Knoll Technology" shall mean, collectively, the Knoll Know-How, the Knoll Patents and the Knoll Substances.

     1.36 "Knoll Territory" shall mean [ * ].

     1.37 "Library Compound" means a compound from a Knoll Compound Library or a Tularik Compound Library.

     1.38 "License Agreement" shall mean the license agreement or agreements to be entered into between the Parties substantially in the form attached hereto as Appendix C.

     1.39 "NDA" stands for "New Drug Application" and shall mean an application for regulatory approval by the FDA, or an equivalent non-U.S. authority, required for the marketing and sale of a pharmaceutical product in a given jurisdiction.

     1.40 "New Target Candidates" shall mean any Target that is not, and has not been, a Program Target. [ * ].

     1.41 "New Targets" shall mean Additional Targets and Substitute Targets.

     1.42 "Obese" shall mean a Body Mass Index greater than or equal to [ * ], which may be revised from time to time in accordance with generally accepted international and national scientific practice.

     1.43 "Overweight" shall mean a Body Mass Index greater than or equal to [ * ] but less than [ * ], which may be revised from time to time in accordance with generally accepted international and national scientific practice.

     1.44 "Party" shall mean either Tularik or Knoll.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

     1.45 "Patents" shall mean Program Patents and/or Research Compound Patents.

     1.46 "Pharmaceutical Market" shall mean [ * ].

     1.47 "Prior Interest" means a compound that, at the time of identification as a Validated Hit: [ * ].

     1.48 "Program Know-How" shall mean any know-how developed by either Party pursuant to the Collaboration Program during the Collaboration Program Term. Program Know-How shall not include Program Patents.

     1.49 "Program Patents" shall mean any and all patents and patent applications, both foreign and domestic, that have not been held invalid or unenforceable by a court of competent jurisdiction in a decision from which no appeal has been or can be taken, including without limitation all extensions, reissues, reexaminations, renewals, supplementary protection certificates and inventors' certificates, which cover inventions or discoveries made by either Party or both Parties pursuant to the Collaboration Program during the Collaboration Program Term. Program Patents shall not include any Research Compound Patents.

     1.50 "Program Product" shall have the meaning set forth in Section 5.1.

     1.51 "Program Target" shall mean one of the targets included on Appendix A at any time during the Collaboration Program Term.

     1.52 "Program Technology" shall mean all Program Patents and Program Know-How.

     1.53 "Regulatory Approval" means all approvals (including pricing and reimbursement approvals), product and/or establishment licenses, registrations or authorizations of any regional, federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for the manufacture, use, storage, import, export, transport or sale of Program Products in a regulatory jurisdiction.

     1.54 "RC" shall stand for "Research Committee" and shall mean that committee formed pursuant to Section 2.2.1 hereof.

     1.55 "Research Compound" means any compound that is based upon any Hit and that is made, created, discovered, identified, invented, synthesized, optimized or acquired by either Party pursuant to the Research Plan, in the course of the Collaboration Program or at the direction of the RC.

     1.56 "Research Compound Inventions" shall have the meaning given in Section 4.3.

     1.57 "Research Compound Library" means all Research Compounds. The Research Compound Library shall not include any Knoll Substances or Tularik Substances.

     1.58 "Research Compound Patents" shall mean any and all patents and patent applications, both foreign and domestic, that have not been held invalid or unenforceable by a


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

court of competent jurisdiction in a decision from which no appeal has been or can be taken, including without limitation all extensions, reissues, reexaminations, renewals, supplementary protection certificates and inventors' certificates, which cover Research Compound Inventions made by either Party or both Parties pursuant to the Collaboration Program during the Collaboration Program Term. Research Compound Patents shall not include any patents or patent applications claiming Program Patents.

     1.59 "Research Opportunity" shall have the meaning set forth in Section 2.7.1.

     1.60 "Research Plan" shall mean a detailed plan for conducting the Collaboration Program directed toward the Field attached hereto as Appendix B, as amended from time to time by the RC in accordance with Section 2.3.

     1.61 "Research Program" shall mean the components of the Collaboration Program in the Field occurring prior to the commencement of Development for each Validated Hit or Program Product, as described in the Research Plan.

     1.62 "Screening Library" means the Knoll Compound Library or the Tularik Compound Library.

     1.63 "SC" shall stand for "Steering Committee" and shall mean that committee formed pursuant to Section 2.2.2 hereof.

     1.64 "Section 12.4 Termination" shall have the meaning set forth in Section 15.1.

     1.65 "Substitute Targets" shall mean a Target that is substituted for a Current Program Target pursuant to Section 2.7.2(ii). Thereafter, such Substitute Target shall be deemed to be a Current Program Target. A "Substitute Target" may or may not also be a [ * ].

     1.66 "Tail Period" shall mean the twelve (12) month period commencing on the date the Collaboration Program Term expires or is terminated.

     1.67 "Targets" shall mean biochemical components of a system determined by Tularik to have potential to be agonized or antagonized by Research Compounds or Library Compounds for use in the Indications.

     1.68 "Third Party" shall mean a person or entity other than Tularik, Knoll or an Affiliate of either Tularik or Knoll.

     1.69 "Third Party Extra-Field Products" shall mean all Extra-Field Products synthesized by a Third Party.

     1.70 "Three-Party Agreement" shall mean an agreement that may be executed following the Effective Date among JT, Knoll and Tularik relating to the subject matter of this agreement.

     1.71 "Tularik Assays" shall mean those biochemical and cell-based assays developed by, or on behalf of, Tularik for the Research Program.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

     1.72 "Tularik Compound Library" means the library consisting of Tularik Substances.

     1.73 "Tularik Extra-Field Products" shall mean all Extra-Field Products synthesized by Tularik or its Affiliates.

     1.74 "Tularik Know-How" shall mean all materials, know-how and information
(a) that exists as of the Effective Date, (b) that Tularik owns, controls or to which it has a license (with the right to sublicense), during the Collaboration Program Term and (c) that would be infringed or misappropriated by the conduct of the Research Program or the development, manufacture, use or sale of Program Products. Tularik Know-How shall not include Tularik Patents.

     1.75 "Tularik License Agreement" shall mean a license agreement or license agreements entered into between the Parties pursuant to this Agreement and substantially in the form of the License Agreement, with such changes as are necessary to reflect the grant of licenses from Knoll to Tularik and the consideration for such licenses described in this Agreement.

     1.76 "Tularik Partner" shall mean one or more of: (i) Japan Tobacco Inc., Merck & Co., Inc., Sumitomo Pharmaceuticals Co., Ltd., Taisho Pharmaceutical Co., Ltd. and Rosche Bioscience division of Syntex (U.S.A.) Inc.; (ii) any Affiliates of the foregoing; and (iii) any successors of an entity described in clause (i) or (ii).

     1.77 "Tularik Patents" shall mean any and all patents (other than Program Patents), both foreign and domestic, that have not been held invalid or unenforceable by a court of competent jurisdiction in a decision from which no appeal has been or can be taken, including without limitation all extensions, reissues, renewals, reexaminations, supplementary protection certificates and inventors' certificates, (a) that (i) are issued as of the Effective Date, (ii) subsequently issue from applications (including substitutions, divisionals, continuations and continuations-in-part) pending as of the Effective Date or
(iii) issue from any such applications subsequently filed on inventions made as of the Effective Date, (b) that Tularik owns, controls or to which it has a license (with the right to sublicense) during the term of this Agreement and (c) that would be infringed by the conduct of the Research Program or the development, manufacture, use or sale of Program Products.

     1.78 "Tularik Product" shall have the meaning given in Section 5.3.1.

     1.79 "Tularik Substances" shall mean those natural extracts, natural compounds and synthetic compounds that Tularik owns or has the right to license or sublicense as of the Effective Date or from time to time during the Collaboration Program Term independently of the Collaboration Program. "Tularik Substances" shall not include compounds that (i) prior to the Effective Date, have been designated as development candidates outside the Field by the committee or group within Tularik that customarily makes such designations; or
(ii) are natural extracts, natural compounds or synthetic compounds contained in the screening library of JT as of the Effective Date or from time to time during the Collaboration Program Term without the written consent of JT.

     1.80 "Tularik Technology" shall mean, collectively, the Tularik Assays, the Tularik Know-How, the Tularik Patents and the Tularik Substances.

     1.81 "Tularik Territory" shall mean [ * ].


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

     1.82 [ * ] shall mean a biochemical component of a system that [ * ] that is determined by the RC to have potential to be agonized or antagonized by Research Compounds or Library Compounds for use against the Indications.

     1.83 "Validated Hit" means a Library Compound or Research Compound that agonizes or antagonizes a Program Target in confirmatory screening of Hits as part of the Research Program.

                        ARTICLE 2 Program; Development.

     2.1 Research Program. Tularik and Knoll shall conduct the Research Program pursuant to the Research Plan. The goals and progress of the Research Program shall be determined by and monitored under the direction of the RC as set forth in Section 2.2. The Parties shall commence the Research Program upon the Effective Date.

     2.2  Research Program Management.

          2.2.1  Research Committee ("RC").

                 (a) Tularik and Knoll will each appoint three (3) representatives to the RC, which shall exist for the Collaboration Program Term and then be dissolved.

                 (b) Each representative to the RC shall have appropriate technical credentials and knowledge and ongoing familiarity with the Research Program. Tularik's initial representatives to the RC will (i) Dr. Jin-Long Chen,
(ii) Dr. Shugui Huang and (iii) Dr. Martin Thoolen. Knoll's initial representatives to the RC will be (i) Dr. Robert Jones, (ii) Dr. Siegfried Bialojan and (iii) Dr. Jim Jeffery. Either Party may change any or all of its appointments to the RC at any time upon giving written notice to the other Party. Each Party will designate one of its RC representatives to serve as the liaison between the Parties and to undertake and coordinate any day-to-day communications as may be required by and between the Parties. Tularik shall designate the chairperson of the RC.

                 (c) The RC shall meet semi-annually, or more frequently as mutually agreed, such agreement not to be unreasonably withheld or delayed, during the Research Program Term to review the results of the Research Program and to revise the Research Plan, as needed. The RC will report to the SC on the outcome of such meetings.

                 (d) The RC shall carry out the following responsibilities:

                     (i) defining, periodically revising and recommending to the SC the yearly objectives of the Research Program;

                     (ii) co-ordinating activities required to carry out the Collaboration Program;

                     (iii) monitoring progress of the Collaboration Program;

                     (iv) delegating responsibility for the filing and prosecution of Program Patents on inventions jointly discovered in the course of the Collaboration Program Term; and


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

                     (v) recommending Validated Hits according to the Research Plan to the SC for Development.

     All actions taken and decisions made by the Research Committee shall be by unanimous agreement.

          2.2.2  Steering Committee.

                 (a) Each Party shall appoint two (2) representatives to the SC, which shall exist for the Collaboration Program Term and then be dissolved.

                 (b) Tularik's initial representatives to the SC will be its Chief Executive Officer, Dr. David V. Goeddel, and Dr. Terry Rosen, Vice President, Research Operations. Knoll's initial representatives to the SC will be Dr. Hans-Heinrich Gruenhagen, Vice President of Research and Technology, Knoll, Germany, and Dr. Ian Hunneyball, Director of Research, Knoll Pharmaceuticals, UK. Either Party may change its appointments to the SC at any time upon giving written notice to the other Party. Knoll shall designate the chairman of the SC.

                 (c) The SC will meet promptly after the Effective Date to establish such procedures and mechanisms as may be necessary for the operation of the SC and the RC to assure the efficient conduct of the Research Program. Thereafter, the SC will meet annually, or as otherwise mutually agreed, such agreement not to be unreasonably withheld or delayed, during the Collaboration Program Term.

                 (d) The SC shall have the authority to:

                     (i) recommend that Knoll approve or not approve the annual Research Plan based on recommendations made by the RC;

                     (ii)  recommend Validated Hits for Development by Knoll;
and

                     (iii) resolve disputes within the RC.

                 (e) Decisions of the SC shall be unanimous; [ * ].

                 (f) Anything in Section 2.2.2(e) to the contrary notwithstanding, the following decisions require the unanimous vote of the SC:

                     (i)   [ * ];

                     (ii)  [ * ];

                     (iii) [ * ]; and

                     (iv)  [ * ].

     2.2.3. Meetings. The SC and the RC may meet by telephone or in person at such times as are agreeable to the members of each such committee. The location of each SC and RC meeting will be determined alternately by each Party, with each Party bearing the expenses of its representatives attending SC or RC meetings. Tularik will determine the location of the first meeting of each committee. Members of a committee may be represented at any meeting by another member of the committee, or by a deputy, either of whom may cast the absent member's vote. The SC and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

RC shall issue agendas in advance of each meeting. The chairperson shall appoint someone to keep accurate minutes of the meetings, which shall be effective upon approval of the other Party, such approval not to be unreasonably withheld or delayed.

     2.3 Research Program Review and Amendment. The RC will periodically review the Research Program, including all screening results and new developments regarding the Field, and propose changes to the Research Plan based upon the results of prior work and new developments in the Field.

     2.4 Screening and Development. For the purpose of identifying Validated Hits that are suitable for designation as Program Products for development within the Field, Tularik shall develop and perform the Tularik Assays during the Collaboration Program Term to determine: (i) [ * ] of Library Compounds and Research Compounds; and (ii) [ * ] of such Library Compounds and Research Compounds. In addition, Tularik shall provide to Knoll the Tularik Assays to enable Knoll to perform screening of Knoll Substances during the Collaboration Program Term to identify Validated Hits that are suitable for designation as Program Products for use in the Field.

     2.5 Validated Hit Optimization. Both Parties shall undertake, under the direction of the RC, target validation, medicinal chemistry, pharmacological profiling and other preclinical activities with respect to Validated Hits and otherwise as set forth in the Research Plan. Knoll shall perform such further preclinical or other activities as shall enable it to prepare one or more Validated Hits for Development; provided, however, that [ * ] on any Research Compound or Library Compound within the Field shall not be commenced by or on behalf of Knoll until [ * ].

     2.6 Exchange of Data. All data and information obtained by either Party pursuant to the Research Program will be provided to the RC. Tularik shall apprise Knoll promptly following the discovery of compounds with [ * ]; provided, however, that the foregoing obligation shall terminate upon [ * ]. Knoll acknowledges and agrees that Tularik shall [ * ]; provided, however, that Tularik shall not [ * ] will exchange data relating to Validated Hits [ * ] for no additional fee or cost; provided, however, that the foregoing shall not constitute an obligation to exchange reports compiled for submission to authorities to receive Regulatory Approvals. The Parties may also make such data available to their respective licensee(s) in the Field subject to the payment of a reasonable fee to be separately agreed at the time such data is made available to such licensee(s); provided, however, such data shall not be made available to licensees until each has executed a standard confidentiality agreement with respect thereto.

     2.7  New Targets.

          2.7.1 Tularik may, in its sole discretion, (i) [ * ] New Target Candidates; (ii) [ * ] to determine whether compounds from the Tularik Compound Library agonize and/or antagonize such New Target Candidates; and/or (iii) [ * ] with respect to compounds that agonize and/or antagonize such New Target Candidates. In the event Tularik determines, in its sole discretion, to [ * ] as of the Effective Date, the opportunity: (A) to [ * ] a New Target Candidate (a "Research Opportunity"); or (B) to [ * ] a New Target Candidate (a "Compound Opportunity"); Tularik shall [ * ] in a written notice reasonably describing such [ * ], or such [ * ] shall have no obligation to offer to Knoll any: (Y) [
* ]; or (Z) [ * ]; in which case Tularik shall


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

be obligated to offer to Knoll such [ * ] or such Compound Opportunity that relates to such compound that [ * ].

     2.7.2 In the event Tularik offers to Knoll a Research Opportunity pursuant to Section 2.7.1, Knoll shall, within [ * ] of receipt of such written notice, inform Tularik in writing whether Knoll: (i) wishes to [ * ]; (ii) wishes to [ * ]; or (iii) does not wish to [ * ].

     2.7.3 In the event Knoll elects the option contained in Section 2.7.2(i) above, and the Research Opportunity relates to a New Target Candidate that is not a [ * ], (i) Knoll shall pay Tularik [ * ] upon signing of the amended Appendix A and (ii) Knoll shall [ * ], and such New Target Candidate shall be added to Appendix A as [ * ];

     2.7.4 In the event Knoll elects the option contained in Section 2.7.2(i) above, and the Research Opportunity relates to a New Target Candidate that is a [ * ], Knoll shall [ * ] and such New Target Candidate shall be added to Appendix A as [ * ];

     2.7.5 In the event Knoll elects the option contained in Section 2.7.2(ii) above, Knoll shall not be required to [ * ] such New Target Candidate and such New Target Candidate shall be added to Appendix A as [ * ]. Upon addition of a New Target Candidate to Appendix A as a [ * ], one of the then-Current Program Targets selected by the RC shall be [ * ] and Tularik may [ * ], both within and outside of the Field, resulting from research relating to such Current Program Target that has been deleted from Appendix A, either alone or with any Third Party, [ * ]. Promptly after designation of a New Target Candidate as a [ * ] hereunder, Knoll shall enter into a sole and exclusive, worldwide license with Tularik, with the right to sublicense, under Knoll Patents and under Knoll's interest in any Patents to make and use the [ * ] for research purposes and to develop, make, have made, use, offer to sell, sell or import any products, both within and outside of the Field, resulting from research relating to such [ * ], subject to [ * ].

     2.7.6 In the event Knoll elects the option contained in Section 2.7.2(iii), Tularik may perform research relating to, and/or develop and commercialize, products, both within and outside of the Field, resulting from research relating to such [ * ], either alone or with any Third Party without [ * ]. Additionally, if Knoll elects the option contained in Section 2.7.2(iii), Knoll shall provide to Tularik all relevant scientific data and information generated by Knoll in the course of evaluating such [ * ].

     2.7.7 In the event Tularik offers to Knoll a [ * ] pursuant to Section 2.7.1, Knoll shall have a first right to [ * ] an exclusive, royalty-bearing license to develop, make, have made, use, offer for sale, sell and import the [
* ] as described in this Section 2.7.7. Knoll shall provide written notice to Tularik if Knoll wishes to exercise such right to negotiate for such [ * ] of receipt by Knoll of the written notice provided by Tularik pursuant to Section
2.7.1. During the [ * ] period following receipt by Tularik of such written notice, Knoll and Tularik shall negotiate in good faith regarding the terms and conditions of such license; provided, however, that [ * ]. In the event Knoll and Tularik are unable to agree upon mutually acceptable terms for any such license or in the event that Knoll elects not to pursue the [ * ], Tularik may develop and commercialize the [ * ] both within and outside of the Field, either alone or with any Third Party, without any further obligation to Knoll.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

     2.8 Due Diligence. Each Party shall devote commercially reasonable efforts to its obligations under the Collaboration Program.

     2.9  Research License.

          2.9.1 Grant of Rights. Each Party hereby grants to the other Party a non-exclusive license, without the right to sublicense (except to Affiliates of Knoll that enter into the agreement with Tularik attached as Exhibit 2.9.1 or as provided in the following sentence), under its interest in the Program Technology, Knoll Technology or Tularik Technology, respectively, to the extent applicable to the Field, for the purpose of conducting the Collaboration Program. Knoll agrees that Tularik may sublicense to JT such non-exclusive licenses for use in the research program between Tularik and JT during the term of the JT Agreement; provided, however, that the foregoing right to the Sublicense to JT shall not apply unless: (i) JT shall have made a reciprocal grant to Tularik of a right to sublicense to Knoll comparable intellectual property or other proprietary rights arising under the research program between Tularik and JT pursuant to the JT Agreement; and (ii) Tularik shall have, in turn, sublicensed such JT intellectual property or proprietary rights to Knoll.

          2.9.2 Limited Use. Each Party acknowledges and agrees that use of the Library Compounds provided pursuant to Sections 4.1 and 4.2 is limited solely to those activities contemplated by the Collaboration Program, unless otherwise provided for in this Agreement, and that such Library Compounds are for research use only and shall not be administered to humans in any manner or form, except in accordance with the terms of this Agreement, subject to receipt of appropriate governmental approvals for such use.

          2.9.3 Use of a Party's Own Substances. Notwithstanding anything to the contrary in Sections 2.4 and 2.9.2, but subject to Section 4.4, Knoll shall retain the right to use freely Knoll Substances and Tularik shall retain the right to use freely Tularik Substances, as the case may be, that are not Program Products for purposes outside the Field and to file patent applications covering any resulting inventions useful outside the Field. If a Commercialization Notice is given and a Library Compound becomes a Program Product, such Library Compound shall be removed from the Screening Library from which such Library Compound originated until such time as a Party ceases using commercially reasonable efforts to develop and market such Program Product.

     2.10 List of Validated Hits. Knoll shall provide to Tularik a list of Validated Hits in which Knoll has an interest for developing Program Products based thereon within [*] after (i) expiration or termination of the Collaboration Program; or (ii) receipt of the payments required by Section 5.3.3(A), (B) or (C).

                       ARTICLE 3 Collaboration Program.

     3.1  Exclusivity/Third Party Agreements.

          3.1.1 Exclusivity. The Parties shall work exclusively with each other in the Field during the Collaboration Program Term, except as expressly provided in this Article 3. Any research and development being conducted by the Parties to discover and develop compounds having activity in the Field as of the Effective Date shall be included as part of the Collaboration Program. During the Collaboration Program Term, neither Party will develop or commercialize a product in the Field other than pursuant to this Agreement. Anything in this


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of this Securities Act of 1933, as amended.

Article 3 to the contrary notwithstanding, the activities of JT and Tularik under the JT Agreement in the Tularik Territory, and the activities of JT and the Parties under the Three-Party Agreement, shall not be deemed to violate the provisions of Article 3.

     3.1.2 Activities Relating to the Field. Except as provided in this Section 3.1, neither Tularik nor Knoll shall, during the Collaboration Program Term, (a) [ * ] pursuant to any agreement with any Third Party (collectively, "Third Party Technology") or (b) [ * ] or (c) [ * ] outside the Research Program ("Independent Research"). Independent Research shall not include research [ * ].

     3.1.3 Joint Decision-Making Process for Third Party Technology. If either Party wishes to acquire or use any Third Party Technology or conduct or fund any Independent Research, it shall present such opportunity to the SC. If the SC wishes to include such Third Party Technology or Independent Research in the Research Program, then the Parties shall mutually agree in writing on the terms under which such Third Party Technology or Independent Research will be incorporated into the Research Program; provided, however, that Knoll's collaboration with Dr. Brand regarding [*] shall be included as Independent Research under the Research Program to the extent permissible according to the contractual arrangement between Knoll and Dr. Brand. If an agreement between a Party and any Third Party is relevant to such decision, it shall be disclosed in full to the other Party to the extent permissible under such Third Party agreement. Each Party acknowledges that any rights that a Party obtains pursuant to any such Third Party agreements that are incorporated into the Research Program are and shall be subject to the terms of such agreements, notwithstanding any provisions of this Agreement. If the SC does not agree to include such Third Party Technology or Independent Research in the Research Plan on mutually-agreeable terms, then the provisions of Section 3.1.5 shall apply.

     3.1.4 Re-Presentation to SC. If a Party proposes to acquire Third Party Technology and the SC does not agree unanimously to acquire such Third Party Technology, then either Party may negotiate such an agreement with such Third Party; provided, however, that the negotiating Party shall again present such opportunity to the other Party pursuant to Section 3.1.3 promptly following execution of such agreement.

     3.1.5 Outside Activities. If the SC does not agree to include any particular Third Party Technology or Independent Research in the Research Plan, then, subject to Section 3.1.4, either Party may conduct or fund such Independent Research, or use such Third Party Technology, outside the Research Program (the "Outside Activities"); provided, however, that [ * ]. Should any [
* ] be imposed upon such activities or Program Products, the Party conducting the Outside Activities shall indemnify the other Party for any [ * ]; provided, however, that the other Party shall take commercially reasonable steps, if any are possible or practical, to [ * ]; and provided further that the other Party permits [ * ]. If a Party conducts or funds Independent Research outside the Research Program, then such Party may not [ * ], except with the prior written consent of the other Party, which consent may be withheld in its sole discretion. Following the issuance of a Commercialization Notice with respect to a Validated Hit or Program Product, and for so long as the Development of such Program Product is conducted by Knoll in accordance with Section 5.4 hereof and
Section 2.1.2 of the License Agreement, Tularik shall [ * ].


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

  3.2 Third Party Agreements. Except as provided in Section 3.1.5 but subject to Section 4.1 of the License Agreement, Knoll shall be responsible for fulfilling all obligations of either Party or both Parties to Third Parties, including but not limited to financial obligations, arising with respect to the development and commercialization of Program Products in the Knoll Territory (but not Third Party obligations arising with respect to research activities, which Third Party obligations shall be fulfilled in accordance with Section 3.1) under agreements with Third Parties relating to Third Party Technology, Independent Research or any other agreements between either Party or both Parties and Third Parties; provided, however, that such Third Party agreement has been approved by the SC in accordance with Section 3.1.3.

              ARTICLE 4 Compound Libraries And Research Compounds.

  4.1 Knoll Compound Library. The Knoll Compound Library shall be used in HTS against the Current Program Targets. Knoll shall provide structural information on Validated Hits from the Knoll Compound Library within forty-five
(45) days following Tularik's request and otherwise at the direction of the RC; provided, however, that Knoll shall have no obligation to reveal structural information on a Validated Hit if such Validated Hit is of Prior Interest. The Knoll Compound Library shall be treated as Knoll's Confidential Information. In no event shall Tularik grant to JT rights in the Knoll Compound Library without the written consent of Knoll.

  4.2 Tularik Compound Library. The Tularik Compound Library shall be used in HTS against the Current Program Targets. Except for the research license granted to Knoll contained in Section 2.9.1, Knoll shall have no rights to make, use or sell Tularik Substances in the Knoll Territory unless a Tularik Substance becomes a Program Product and the Parties execute a License Agreement therefor following a Commercialization Notice pursuant to Section 5.1. Tularik shall provide structural information to Knoll on Validated Hits from the Tularik Compound Library within [ * ]. The Tularik Compound Library shall be treated as Tularik's Confidential Information.

  4.3     Research Compound Library.

          4.3.1 Ownership of Research Compounds. Subject to this Section 4.3, all Research Compounds and all Inventions relating to the composition or use of Research Compounds ("Research Compound Inventions"), whether made solely by a Party or jointly by both Parties, shall be jointly owned by the Parties without regard to whether such Research Compound resulted from the optimization of a Knoll Substance or Tularik Substance. Each Party agrees to execute, or have its employees, agents or consultants execute, all paperwork necessary to effectuate any such assignment necessary to achieve such joint ownership of Research Compounds and Research Compound Inventions. Research Compound Patents shall be jointly owned by the Parties and shall be prosecuted in accordance with
Section 8.2 hereof. The RC shall establish a common numbering system for the Research Compounds to allow the Parties to coordinate their activities with respect to such Research Compounds. Knoll expressly acknowledges that Tularik may, as joint owner of Research Compound Inventions, grant to JT a license under such Research Compound Inventions to make, have made, use, sell, have sold, import and have imported Research Compounds and Program Products in the Tularik Territory; provided, however, that the foregoing right to grant a license to JT shall not apply unless: (i) JT shall have made a reciprocal grant to Tularik of a right to sublicense to Knoll comparable intellectual property or other proprietary rights arising under the research program between Tularik and JT pursuant to the JT Agreement; and (ii) Tularik shall have, in turn, sublicensed such JT intellectual property or proprietary rights to Knoll.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     4.3.2     Development of Extra-Field Products.

        (a) The Parties intend that: (i) [ * ] may develop and market a Tularik Extra-Field Product for use within the Pharmaceutical Market; (ii) [ * ] may develop and market a Knoll Extra-Field Product for use within the Pharmaceutical Market; (iii) [ * ] may develop and market any Knoll Extra-Field Product or Tularik Extra-Field Product for use outside of the Pharmaceutical Market; and
(iv) [ * ] may develop and market a Third Party Extra-Field Product for use within or outside the Pharmaceutical Market. A Party that is developing any Extra-Field Product for any such use, or a Tularik Product, as the case may be, shall be the "Developing Party" with respect to such Extra-Field Product and such use or Tularik Product, as the case may be. If [ * ] desires to develop a Tularik Extra-Field Product for use within the Pharmaceutical Market, [ * ] shall disclose in writing to [ * ] the number assigned to the Research Compound upon which such Tularik Extra-Field Product is based prior to [ * ] with respect to such Tularik Extra-Field Product. Knoll shall disclose to Tularik the number assigned to the Research Compound upon which: (i) a [ * ] is based, prior to [ * ] with respect to such [ * ]; or (ii) an Extra-Field Product for [ * ]. The Developing Party shall disclose to the non-Developing Party the number assigned to the Research Compound upon which: (i) a Third Party Extra-Field Product is based, prior to [ * ] with respect to such Third Party Extra-Field Product; or
(ii) a Third Party Extra-Field Product for [ * ].

        (B) The Parties shall not at any time [ * ]; provided, however, that Knoll may, in accordance with Section 4.4.3, commercialize [ * ]; provided further that Tularik may commercialize [ * ]. If a Developing Party ceases to use commercially reasonable efforts to develop or market [ * ], then the other Party may thereafter commence development and commercialization of such [ * ].

        (C) Notwithstanding any other provision of this Agreement: (i) the Developing Party shall not commence [ * ] until the Developing Party has notified the other Party of its intention to develop such [ * ] for such use in accordance with Section 4.3.2(a) and has executed a license agreement in the form of the License Agreement or Tularik License Agreement as provided in
Section 4.4.1; (ii) Knoll shall not commence [ * ] of its intention to develop such Knoll Extra-Field Product for such use in accordance with Section 4.3.2(a) and has executed a license agreement as provided in Section 4.4.2; (iii) Knoll shall not commercialize any [ * ] until Knoll shall have notified Tularik in accordance with Section 4.3.2(a) and executed a license agreement with respect thereto as provided in Section 4.4.4; and (iv) the Developing Party shall not commence [ * ], until the Developing Party has notified the other Party of its intention to develop such Third Party Extra-Field Product for such use in accordance with Section 4.3.2(a). [ * ].

     4.3.3 Use of Research Compounds During the Collaboration Program Term. During the Collaboration Program Term: (a) each Party may use Research Compounds in HTS as provided in Section 2.4 and otherwise to accomplish the purposes of the Collaboration Program; (b) all data generated on Research Compounds as part of the Research Program shall be made available to each Party; and (c) Knoll and Tularik shall each provide to the other Party at such other Party's request aliquots of Research Compounds that Knoll or Tularik have synthesized or have been synthesized by a Third Party at the direction of

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

the RC. Notwithstanding Section 4.3.2, during the Collaboration Program Term, if Tularik is the non-Developing Party with respect to such Research Compound, Tularik shall [ * ], and shall have a license for such Tularik Extra-Field Product under Section 4.3.5(b); provided, however, that Tularik shall [ * ].

     4.3.4 Use of Research Compounds Following the Collaboration Program Term. After the Collaboration Program Term, subject to Sections 4.3.2, 4.3.5, 4.4, 5.1, 5.2 and 5.3, (i) [ * ] may use Research Compounds to research, develop and commercialize [ * ] in any manner the Developing Party deems appropriate; (ii) [
* ] may use Research Compounds to research, develop and commercialize [ * ] in any manner [ * ] deems appropriate; (iii) [ * ] may use Research Compounds to research, develop and commercialize [ * ] in any manner [ * ] deems appropriate;
(iv) [ * ] may use Research Compounds synthesized by Third Parties to research, develop and commercialize [ * ] in any manner [ * ] deems appropriate; and (v)(A) Tularik may use Research Compounds synthesized by Tularik in HTS; (B) Knoll may use Research Compounds synthesized by Knoll in HTS; and (C) each Party may use Research Compounds synthesized by a Third Party in HTS. The right to develop and commercialize [ * ] identified through HTS pursuant to this Section
4.3.4 shall be as provided in Section 4.3.2. Each Party hereby covenants and agrees to disclose to the other Party within [ * ] following completion of HTS the relevant results of HTS performed pursuant to Section 4.3.4(v)(A)-(C); provided, however, that neither Party shall be obligated to [ * ] from the expiration or termination of the Collaboration Program Term. Research Compounds synthesized by a Party that are based upon Research Compounds synthesized by a Third Party shall be considered the Research Compounds of such Party.

     4.3.5  Cross-License to [ * ].

            (a) Promptly following receipt by Tularik of a notice from Knoll pursuant to Section 4.3.2(a), Tularik shall grant to Knoll a sole and exclusive, worldwide, royalty-bearing (in accordance with Section 4.4) license, with the right to sublicense [ * ], under the Tularik Patents and under Tularik's interest in any Patents to develop, make, have made, use, offer to sell, sell or import [ * ], subject to the terms of Section 4.3. Any such license granted with respect to [ * ] granted to Knoll pursuant to this Section 4.3.5(a) shall be in the form of the License Agreement, subject to Section 4.4. The license granted pursuant to this Section 4.3.5(a) shall survive the termination of this Agreement.

            (b) Promptly following receipt by Knoll of a notice from Tularik pursuant to Section 4.3.2(a), Knoll shall grant to Tularik a sole and exclusive worldwide, royalty-bearing (in accordance with Section 4.4.1) license, with the right to sublicense, under the Knoll Patents and under Knoll's interest in any Patents to develop, make, have made, use, offer to sell, sell or import [ * ], subject to the terms of Section 4.3. The license granted pursuant to this
Section 4.3.5(b) shall be in the form of the Tularik License Agreement, subject to Section 4.4. The license granted pursuant to this Section 4.3.5(b) shall survive the termination of this Agreement.

            (c) Promptly following receipt by the non-Developing Party of a notice from the Developing Party pursuant to Section 4.3.2(a), the non-Developing Party shall


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 Of the Securities Act of 1933, as amended.

grant to the Developing Party a sole and exclusive worldwide, royalty-free license, with the right to sublicense, under the non-Developing Party's Patents and under the non-Developing Party's interest in any Patents to develop, make, have made, use, offer to sell, sell or import [ * ], subject to the terms of
Section 4.3. The license granted pursuant to this Section 4.3.5(c) shall be in the form (excluding financial terms) of the License Agreement or the Tularik License Agreement, as the case may be. The license granted pursuant to this
Section 4.3.5(c) shall survive the termination of this Agreement.

  4.4     Payments for Extra-Field Products.

          4.4.1 Tularik Extra-Field Products Within the Pharmaceutical Market. A license granted with respect to Tularik Extra-Field Products within the Pharmaceutical Market pursuant to Section 4.3.5(a) or 4.3.5(b) shall provide for the payment by [ * ] of both royalties based on net sales of such Tularik Extra-Field Products and milestone payments with respect to such Tularik Extra-Field Products in the amounts provided in Sections 4.1 and 4.2 of the License Agreement.

          4.4.2 Knoll Extra-Field Products Within the Pharmaceutical Market. Any license granted with respect to Knoll Extra-Field Products within the Pharmaceutical Market pursuant to Section 4.3.5(a) shall [ * ].

          4.4.3 Tularik Extra-Field Products Outside the Pharmaceutical Market. Except as provided in Section 4.4.5, any license granted with respect to Tularik Extra-Field Products outside the Pharmaceutical Market pursuant to Section 4.3.5(a) shall [ * ].

          4.4.4 Knoll Extra-Field Products Outside the Pharmaceutical Market. Except as provided in Section 4.4.5, any license granted with respect to Knoll Extra-Field Products outside the Pharmaceutical Market pursuant to Section 4.3.5(a) shall be [ * ].

          4.4.5 Sublicenses by [ * ] of Extra-Field Products Outside the Pharmaceutical Market. Any sublicense granted by [ * ] with respect to Extra-Field Products outside the Pharmaceutical Market pursuant to Section 4.3.5(a):
(a) as part of a transaction in which rights in such Extra-Field Products outside the Pharmaceutical Market are exchanged for rights in the products of a Third Party outside the Pharmaceutical Market shall [ * ]; or (b) as part of any other transaction shall be subject to the payment by [ * ] of revenues received by [ * ] from a Third Party in consideration for the grant of a sublicense under such rights. In no event shall a sublicense granted by [ * ] to an Affiliate of [ * ] with respect to Extra-Field Products outside the Pharmaceutical Market pursuant to Section 4.3.5(a) be subject to any payment to Tularik by [ * ] or such Affiliate of [ * ].

          4.4.6 Contribution Royalties. A Party shall provide written notice to the other Party that such Party desires to obtain a license as provided in
Section 4.3.5 or 5.3 with respect to an Extra-Field Product or a Tularik Product. Within [ * ] following receipt of such notice, the Parties shall meet to negotiate in good faith the terms and conditions of such license. Such good faith negotiation shall continue for a period of [ * ]. In the event the foregoing negotiation shall not result in an agreement on the terms and conditions of such license, the Parties shall select three mutually acceptable arbitrators (the "Arbitrators") to determine the Contribution Royalty.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

One (1) of the three (3) Arbitrators shall be selected by Knoll, one (1) of the Arbitrators shall be selected by Tularik and the third Arbitrator, who shall act as chairperson, shall be selected by the mutual agreement of the other two (2) Arbitrators within thirty (30) days of their selection; provided, however, if within such time period the first two (2) selected Arbitrators are unable to agree on a third member of the arbitration panel, such third member shall be appointed by the President of the American Arbitration Association as soon as practicable thereafter. The three (3) Arbitrators shall have relevant biotechnology and/or pharmaceutical industry experience. Each Party shall submit to the other Party and the Arbitrators, within [ * ] of the selection of the chairperson of the Arbitrators, such Party's written proposal of the appropriate royalty to be paid to the non-Developing Party, along with calculations supporting such proposal. Such royalty estimates shall take into account [ * ]. Such royalty estimates shall reflect those royalty rates that are reasonable and customary within the marketplace in which such Extra-Field Product shall be sold. At the request of either Party, the Arbitrators shall hold a hearing to determine the appropriate royalty rate. The Arbitrators shall rule on the royalty estimate within [ * ] following the later to occur of receipt of such estimates from the Party or such hearing. Such ruling shall [ * ]. The Arbitrators shall [ * ]. Any arbitration herewith shall be conducted in the English language to the maximum extent possible. Each Party shall bear its own costs and attorneys' fees. A royalty percentage negotiated by the Parties or determined by the Arbitrators in accordance with the procedure set forth in this
Section 4.4.6 shall be considered a "Contribution Royalty."

                ARTICLE 5 Commercialization Of Program Products.

  5.1 Commercialization Notice. Subject to Sections 5.2 and 5.4 below, at any time prior to the initiation of [ * ] for a Validated Hit for use within the Field in the Knoll Territory by or on behalf of Knoll, Knoll may notify Tularik ("Commercialization Notice") of its intention to develop and, if results of the human clinical studies justify, to prepare and file an NDA for and commercialize products based upon or incorporating such Validated Hit for use within the Field in the Knoll Territory. Knoll may provide to Tularik a Commercialization Notice on compounds with confirmed activity against [ * ] that would qualify as Validated Hits had such compounds been discovered under this Agreement; provided, however, that the foregoing right to provide a Commercialization Notice on compounds discovered pursuant to the JT Agreement shall terminate upon a Section 12.4 Termination. Promptly after Tularik's receipt of each Commercialization Notice, Tularik and Knoll shall enter into a License Agreement with respect to the Validated Hit described in such Commercialization Notice within the Field in the Knoll Territory and all products based upon or incorporating such Validated Hit shall become, for all purposes, collectively, a "Program Product". Knoll acknowledges and agrees that [ * ]; provided, however, that JT may not commence IND-enabling toxicology studies on Validated Hits in the JT Territory at any time following a Section 12.4 Termination.

  5.2 Additional Program Products. Knoll may elect to issue multiple Commercialization Notices, enter into additional License Agreements with Tularik and undertake development of more than one Program Product; provided, however, that, except as provided in Section 5.3.3, the Commercialization Notice for each Validated Hit shall be given prior to [ * ]; provided further that any Commercialization Notice given [ * ].

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

  5.3     Rights to Validated Hits.

          5.3.1 Tularik Products. In the event that Knoll: (i) does not provide to Tularik a Commercialization Notice for a Validated Hit prior to [ * ] as required by Sections 2.5 and 5.1; (ii) does not provide to Tularik a Commercialization Notice for a Validated Hit prior to [ * ]; (iii) determines to [ * ]; (iv) fails to [ * ] set forth in Section 5.4 hereof or Section 2.1.2 of the License Agreement; or (v) does not provide to Tularik a Commercialization Notice for a Validated Hit prior to [ * ] from the date upon which Knoll completes [ * ] with respect to such Validated Hit as required by Section 5.4,
Knoll:

                 (a) shall not commercialize in the Field products based upon or incorporating any Validated Hit [ * ] ("5.3.1(a) Product") unless Knoll provides a Commercialization Notice to Tularik in accordance with Section 5.1 and enters into a License Agreement with respect to the 5.3.1(a) Product described in such Commercialization Notice within the Field in the Knoll Territory. Anything in
Section 5.3.1(ii) to the contrary notwithstanding, a Commercialization Notice with respect to a 5.3.1(a) Product provided pursuant to this Section 5.3.1(a) may be given [ * ];

                 (b) shall not grant to a Third Party any rights in or to the Knoll Technology or Knoll's interest in Program Technology or Research Compound Patents to commercialize in the Field products [ * ] ("Tularik Product");

                 (c) will grant to Tularik an exclusive (even as to Knoll), sublicensable, worldwide license pursuant to a Tularik License Agreement to develop, make, have made, use, offer for sale, sell and import any such [ * ] under Knoll's interest in the Program Technology and Research Compound Patents and subject to the payment by Tularik to Knoll of: (A) [ * ] in the event that Tularik commercializes such Tularik Product; or (B) [ * ] of revenues (excluding [ * ]) received by Tularik (after deduction of royalties payable by Tularik to Knoll under Section 5.3.1(d) but including [ * ]) from a Third Party in consideration for the grant of a sublicense under such rights; and

                 (d) will grant to Tularik a non-exclusive, sublicensable, worldwide license pursuant to a Tularik License Agreement to develop, make, have made, use, offer for sale, sell and import such Tularik Product in the Field under any [ * ].

     Upon the grant to Tularik of the licenses provided in this Section 5.3.1, pursuant to a Tularik License Agreement, Tularik will be free to pursue clinical development, registration and commercialization of such Tularik Product in the Field throughout the world without further obligation to Knoll [ * ] .

          5.3.2 Limitations on Section 5.3.1 during Commercialization by Knoll. For so long as Knoll [ * ] Program Product, Knoll may determine, in its sole discretion, that [ * ]. In the event that Knoll makes the determination set forth in the immediately preceding sentence, [ * ] such Program Product.

          5.3.3 Exceptions to Section 5.3.1(ii). Anything in Section 5.2 or 5.3.1(ii) to the contrary notwithstanding, (A) if Knoll terminates the Collaboration Program at the end of the


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

third year pursuant to Section 15.1 but makes an additional payment of [ * ] to Tularik within [ * ] of the expiration of the Tail Period, Knoll may give Tularik a Commercialization Notice as provided in, and with the effect stated in, Section 5.1 above for an additional [ * ]; (B) if Knoll terminates the Collaboration Program at the end of the fourth year pursuant to Section 15.1 but makes an additional payment of [ * ] to Tularik within [ * ] of the expiration of the Tail Period, Knoll may give Tularik a Commercialization Notice as provided in, and with the effect stated in, Section 5.1 above for an additional [ * ]; or (C) if the Collaboration Program terminates at the end of the fifth year pursuant to Section 15.1 but Knoll makes an additional payment to Tularik within [ * ] of the expiration of the Tail Period in an amount [ * ], Knoll may give Tularik, as if the Collaboration Program had continued for an additional year, a Commercialization Notice as provided in, and with the effect stated in,
Section 5.1 above.

     5.3.4 Tularik Commercialization of 5.3.1(a) Products. In the event Tularik desires to commercialize in the Field a 5.3.1(a) Product, Tularik may provide written notice to Knoll of its intention to develop and, if results of the human clinical studies justify, to prepare and file an NDA for and commercialize such 5.3.1(a) Product for use within the Field anywhere in the world, subject to the payment by Tularik to Knoll of: (A) [ * ] in the event that Tularik commercializes such 5.3.1(a) Product; or (B) [ * ] of revenues (excluding [ * ]) received by Tularik (including [ * ]) from a Third Party in consideration for the grant of a sublicense to such Third Party. Such written notice to Knoll may be given at any time following the expiration of the Collaboration Program Term.

  5.4 Diligence. Both Parties shall use commercially reasonable efforts to discharge their respective responsibilities under the Research Plan. Knoll shall use commercially reasonable efforts to develop Validated Hits, consistent with [
* ], unless and until it terminates this Agreement; provided, however, that Knoll may elect to terminate development of a Validated Hit at any time for any reason. If Knoll fails to use such efforts to develop Validated Hits, Tularik may terminate this Agreement upon [ * ] prior written notice. If the Parties disagree on whether Knoll is using commercially reasonable efforts as required hereunder, [ * ]. In the event of termination of this Agreement for failure to use such efforts, Knoll will grant to Tularik the licenses set forth in Sections 5.3.1(c) and 5.3.1(d) of this Agreement with respect to such Program Product, subject to the payment by Tularik to Knoll of the amounts set forth in Sections 5.3.1(c) and 5.3.1(d) of this Agreement. Tularik will then be free to pursue clinical development, registration and commercialization of any such Program Product as a Tularik Product in the Field throughout the world without further obligation to Knoll other than the payment of the foregoing amounts. Anything in this Agreement to the contrary notwithstanding, Knoll may not issue a Commercialization Notice on a Validated Hit following [ * ] from the date upon which Knoll completes [ * ] with respect to such Validated Hit.

                          ARTICLE 6 Financial Support

  6.1 Program Funding. Knoll will support the Research Program with the payment of a technology access fee equal to [ * ]. In support of Tularik's activities in the Research Program, Knoll shall pay Tularik (i) [ * ] and (ii) [
* ] The amounts set forth in Section 6.1(ii) shall be paid on each quarter-year anniversary of the Effective Date in arrears until the end of the Collaboration Program Term. The first quarterly payment shall be made on the [ * ] of the


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Effective Date, and shall constitute payment for the third quarter following the Effective Date. In the event of a [ * ], Knoll shall pay to Tularik an amount equal to [ * ]. Any payment required by the immediately preceding sentence shall be made within [ * ] of the effective date of the Section 12.4 Termination.

  6.2 Manner of Payment. Remittance of payments under Section 6.1(ii) will be within [ * ] of the occurrence of the above specified events by means of telegraphic transfer to Tularik's account in a bank in the United States to be designated by Tularik. All payment amounts set forth in this Agreement, including the Appendices, are stated net of withholding or similar taxes which may be imposed by any governmental authority, other than U.S. income taxes; provided, however, that Tularik has provided Knoll with a Certificate of Exemption (Freistellungsbescheinigung) from the German Federal Tax Office (Bundesamt fur Finanzen).

  6.3 Personnel and Resources. Tularik shall [ * ] to carry out its obligations under the Research Plan, along with the facilities and other resources necessary to perform its obligations under this Agreement. Within [ * ] of each anniversary of the Effective Date, Tularik shall provide a report to Knoll confirming [ * ] in performing under the Research Plan during the preceding year.

  6.4     Records, Reports, Inspection, Audit and Maintenance.

          6.4.1 Tularik shall maintain scientific and financial records that shall be complete, accurate and adequate to verify [ * ] its obligations under this Agreement. Such records shall fully and properly reflect all work done and results achieved in the performance of the Collaboration Program.

          6.4.2 Knoll shall have the right, during normal business hours and upon reasonable advance notice, to inspect and copy all records maintained pursuant to Section 6.4.1 to the extent reasonably required for verification of [ * ] the performance of Tularik's obligations under this Agreement. Tularik shall have the right to delete any information contained in such records that does not pertain to the Collaboration Program prior to any such inspection or copying by Knoll.

                          ARTICLE 7 License To Tularik

  7.1 Grant by Knoll to Tularik. Knoll shall grant to Tularik an exclusive royalty-free, sublicensable, worldwide license under Knoll's interest in the Program Technology and Research Compound Patents to develop, manufacture, use, sell, offer for sale and import products based upon or incorporating Hits or Validated Hits in the Field in the Tularik Territory and, under terms to be separately agreed, a non-exclusive, sublicensable, worldwide license under any then-existing Knoll Technology to the extent necessary to make, use, sell, offer for sale and import products based upon or incorporating Hits or Validated Hits in [ * ]. In no event shall Tularik receive rights in the Knoll
Compound Library without the written consent of Knoll.

  7.2 Non-use of Technology Outside of the Field. Subject to Article 4 hereof, Knoll covenants and agrees that it will not use, directly or indirectly, the Tularik Technology, Tularik's


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Confidential Information or Tularik's interest in the Program Technology for any purpose outside the Field other than developing, making, having made, using or selling Extra-Field Products. Subject to Article 4 hereof, Tularik covenants and agrees that it will not use, directly or indirectly, the Knoll Technology, Knoll's Confidential Information or Knoll's interest in the Program Technology for any purpose outside the Field other than developing, making, having made, using or selling Extra-Field Products.

                          ARTICLE 8 Ownership; Patents

  8.1 Ownership. Knoll shall have no rights in or to the Tularik Technology except as expressly provided in this Agreement or any other agreement between the Parties. Tularik shall have no rights in or to the Knoll Technology except as expressly provided in this Agreement or any other agreement between the Parties. Except as provided in Section 4.3.1, each Party shall solely own all discoveries, information, technology or inventions made or created solely by its employees, agents or consultants during the course of such Party's performance under the Collaboration Program and all intellectual property rights related thereto. The Parties shall jointly own all discoveries, information, technology or inventions made or created jointly by employees, agents or consultants of both Parties during the course of their performance under the Collaboration Program and all intellectual property rights related thereto, without regard, in the case of Validated Hits and Program Products, to whether a Knoll Substance or Tularik Substance was selected as a Validated Hit upon which Program Products may be based.

  8.2     Patent Management.

          8.2.1 Filing Party. Tularik Patents and Knoll Patents shall be prosecuted and maintained by Tularik and Knoll, respectively, at such Party's option and its own expense. Only one Party (the "Filing Party") shall be responsible for the preparation, filing, prosecution and maintenance (the "Patent Management") of a Program Patent, subject to the provisions of Section
8.2.2. The Inventing Party shall be initially responsible for the Patent Management of any patent covering an Invention made solely by such Party's employees, agents or consultants. With respect to Program Patents covering Inventions owned jointly by the Parties ("Joint Inventions") and Research Compound Patents, the RC shall designate initially the Filing Party for related Patents in accordance with the relative inventive contributions of the Parties. If Knoll commences development of a compound covered by a Patent as a Program Product, then responsibility for Patent Management of such Patent shall be transferred to Knoll if Knoll is not then the Filing Party for such Patent, unless such compound is [ * ] If a Party commences development of an Extra-Field Compound pursuant to Section 4.3.2, and if such Party is not then the Filing Party for any Research Compound Patent upon which such Extra-Field Compound is based, the Filing Party shall transfer responsibility for Patent Management of such Research Compound Patents to the other Party, which shall thereafter become the Filing Party therefor. If the Parties disagree upon the designation of which Party should be the Filing Party for a particular Patent, the matter shall be resolved in accordance with Section 2.2.3.

          8.2.2 Review Procedures. The Filing Party shall provide the other Party with drafts of any patent application covering an Invention (the "Application") prior to filing the


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Application, with a request for review within a certain time period, which time period shall be at least [ * ] if possible or practicable but in no event less than [ * ]. The Filing Party shall endeavor in good faith to incorporate any comments made by the other Party with respect to such Application. If the other Party fails to respond within the time period specified by the Filing Party, the Filing Party shall not be obligated to delay the filing of such Application. In addition, the Filing Party shall provide the other Party with copies of all substantive communications to and from the United States or any foreign patent office regarding all patent Applications and resulting patents promptly, allowing at least [ * ] for review and comment by the other Party prior to the due date for the response to the patent office. Each Party shall maintain any information received from the other Party relating to a patent as Confidential Information of the other Party, [ * ]

  8.3 Reversion. If (i) Tularik receives a license to develop a Tularik Product pursuant to Section 5.3.1 that is covered by an Application for which Knoll is the Filing Party, or (ii) the Filing Party elects upon prior written notice to the other Party (given at least [ * ] prior to any relevant deadline) either to discontinue prosecution or maintenance or not to file or conduct any further activities (including conducting any interferences, re-examinations, reissues, or oppositions) with respect to an Application or a resulting patent, then the Filing Party shall offer to transfer such Application or patent to the other Party, who may, at its sole discretion, accept such transfer and thereafter become the Filing Party therefor.

  8.4 Patent Costs. All fees and expenses paid to outside legal counsel and other Third Parties in connection with Applications or resulting patents ("Patent Costs") covering Inventions owned solely by a Party that are included in the Program Patents shall be borne solely by the Inventing Party unless and until the other Party becomes the Filing Party therefor. All Patent Costs for the Patents covering Joint Inventions shall be borne equally by the Parties, regardless of which Party is the Filing Party therefor. The Party developing a Research Compound shall pay the Patent Costs for Research Compound Patents relating to such Research Compounds commencing as of the date the developing Party notifies the other Party in accordance with Section 4.3.2.

  8.5 Perfection of Interest. Each Party agrees to cooperate with the other and take all reasonable additional actions and execute such agreements, instruments and documents as may be reasonably required to perfect the other Party's ownership interest in accordance with the intent of this Agreement including, without limitation, the execution of necessary and appropriate instruments of assignment.

  8.6 Infringement of Patents. Infringement of Knoll Patents, Tularik Patents or Patents by Third Parties as well infringement of Third Party patents by Knoll shall be governed by the provisions of the License Agreement or the Tularik License Agreement, as the case may be.

                        ARTICLE 9 Publication; Publicity

  9.1 Publication. Each Party recognizes that the publication of papers, including oral presentations and abstracts, regarding the Program Technology or Research Compounds, subject to reasonable controls to protect Confidential Information, will be beneficial to both Parties.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Accordingly, each Party shall have the right to review and approve any paper proposed for publication by the other Party, including oral presentations and abstracts, that utilizes data generated from the Research Program and/or includes Program Know-How, information relating to Research Compounds or Research Compound Inventions or Confidential Information of the other Party. Before any such paper is presented or submitted for publication, the Party proposing to make a publication shall deliver a complete copy thereof to the other Party at least [ * ] prior to presenting the paper to any Third Party publisher. The Party receiving such proposed publication shall review any such paper and provide comments thereon to the publishing Party within [ * ] of the delivery of such paper to the receiving Party. With respect to oral presentation materials and abstracts, the Parties shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing Party with appropriate comments, if any, but in no event later than [ * ] from the date upon which such materials are received by the receiving Party. The publishing Party shall comply with the other Party's request to delete references to such other Party's Confidential Information in any such paper and agrees to withhold publication of same for up to an additional [ * ] in order to permit the Parties to obtain patent protection on any patentable inventions disclosed therein, if either of the Parties deems it necessary, in accordance with the terms of this Agreement. In addition, [ * ].

  9.2 Publicity. Except as otherwise provided herein or required by law, no Party shall make publicly available or provide to any Third Party any publication, news release or other public announcement, written or oral, whether in the public press, or stockholders' reports (if applicable), or otherwise, relating to the existence of or the Parties' performance under this Agreement, without the prior written approval of the other Party.

                   ARTICLE 10  Representations And Warranties

  10.1 Representations and Warranties. Each Party hereby represents and warrants that:

     10.1.1 it has full corporate power and authority under the laws of the state or country of its incorporation to enter into this Agreement and carry out the provisions hereunder and that the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

     10.1.2 it will not take any material action or fail to take any material action which would be in conflict with its obligations under this Agreement;

     10.1.3 to its best knowledge as of the Effective Date: (i) it has full power and authority to undertake the scientific activities required of it; (ii) its [ * ]; and (iii) the [ * ];

     10.1.4 as of the Effective Date, to the best of its knowledge, it is not aware of any claims by Third Parties that [ * ];

     10.1.5 this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; and

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

             10.1.6 the execution, delivery and performance of this Agreement by it does not conflict with any agreement, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     10.2 Third Party Licenses. Each Party agrees to identify to the other Party any Third Party Licenses and the technologies to which they pertain. Knoll shall have no obligation to make any payments whatsoever with respect to such Third Party Licenses of Tularik. Tularik shall have no obligation to make any payments whatsoever with respect to such Third Party Licenses of Knoll.

                     ARTICLE 11 Disclaimer Of Warranties

     11.1 Tularik Disclaimer. EXCEPT AS OTHERWISE PROVIDED IN SECTION 10.1, THE TULARIK TECHNOLOGY PROVIDED HEREUNDER IS PROVIDED "AS IS" AND TULARIK EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, Tularik expressly does not warrant (i) the success of any study or test commenced pursuant to the Collaboration Program or (ii) the safety or usefulness for any purpose of Tularik Technology.

     11.2    Knoll Disclaimer. EXCEPT AS OTHERWISE PROVIDED IN SECTION 10.1,
THE KNOLL TECHNOLOGY PROVIDED HEREUNDER IS PROVIDED "AS IS" AND KNOLL EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO. Without limiting the generality of the foregoing, Knoll expressly does not warrant the safety or usefulness for any purpose of the Knoll Technology.

                          ARTICLE 12 Indemnification

     12.1 Indemnification by Tularik. Tularik hereby agrees to indemnify, hold harmless and defend Knoll, its employees, directors, officers, agents and consultants against any and all claims, suits, actions, demands, liabilities, expenses and/or losses (including without limitation reasonable attorneys' fees and related legal and court expenses) (collectively, "Claims") for damage to persons or property resulting directly or indirectly from actions in connection with this Agreement, but only to the extent that such Claims (i) arise out of or are in connection with negligence, recklessness or willful misconduct of Tularik or (ii) Tularik's breach of this Agreement, except to the extent such Claims arise out of or are in connection with any occurrence for which Knoll must indemnify Tularik pursuant to Section 12.2.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     12.2 Indemnification by Knoll. Knoll hereby agrees to indemnify, hold harmless and defend Tularik, its employees, directors, officers, agents and consultants against any and all Claims for damage to persons or property resulting directly or indirectly from actions in connection with this Agreement, but only to the extent that such Claims (i) arise out of or are in connection with negligence, recklessness or willful misconduct of Tularik or (ii) Tularik's breach of this Agreement, except to the extent such Claims arise out of or are in connection with any occurrence for which Tularik must indemnify Knoll pursuant to Section 12.1.

     12.3 Control of Defense. Any person or entity entitled to indemnification under this Article 12 shall give notice to the indemnifying Party of any Claims that may be subject to indemnification promptly after such Party learns of such Claim. The indemnifying Party shall assume the defense of such Claims using counsel reasonably satisfactory to the indemnified Party, and the indemnifying Party will not be subject to any liability for any settlement of such Claims made by the indemnified Party without the indemnifying Party's consent (such consent not to be unreasonably withheld or delayed), and will not be obligated to pay any fees and expenses of any separate counsel retained by the indemnified Party with respect to such Claim.

     12.4 Tularik Responsibilities. Knoll acknowledges that Tularik owes contractual obligations of diligence in the conduct of research and development activities to JT under the JT Agreement. Furthermore, Knoll acknowledges that the role of Tularik in identifying, selecting, evaluating and developing compounds for Knoll under this Agreement and JT under the JT Agreement could potentially conflict. Knoll, its affiliates, successors and assigns, shall not institute or be represented or participate in, nor shall it submit or file, or permit to be submitted or filed on its behalf, any lawsuit, charge, claim, complaint or other proceeding with any administrative agency, arbitration panel, court or other forum, under any federal, state or local laws, regulations or ordinances against Tularik, its affiliates, successors, directors, partners, attorneys, representatives, stockholders, investors, agents, employees, former employees, or any person acting by, through, under or in concert with each or any of them, based upon any conduct by them related in any way to Tularik's non-compliance with the terms and conditions of this Agreement and/or the Three Party Agreement where such non-compliance results from a good faith attempt by Tularik to resolve a dispute between JT and Knoll involving compounds that agonize or antagonize [*]; and shall not, from any source or proceeding, seek or accept any award or settlement therefrom.

                          ARTICLE 13 Confidentiality

     13.1 Confidential Information; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, for the term of this Agreement and for five (5) years thereafter, it shall keep confidential and shall not publish or otherwise disclose, and shall not use for any purpose other than as provided for in this Agreement, any Confidential Information furnished to it by the other Party pursuant to this Agreement, except to the extent the receiving Party can demonstrate by competent proof that such Confidential Information:

          13.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

          13.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          13.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of any obligation of confidentiality with respect thereto;

          13.1.4 was disclosed to the receiving Party, other than under an obligation of confidentiality to a Third Party, by a Third Party without breach of any obligation of confidentiality with respect thereto; or


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

             13.1.5 was independently discovered or developed by the receiving Party without the use of Confidential Information of the disclosing Party.

     Notwithstanding the foregoing, either Party may disclose Confidential Information of the other Party to those of its employees, agents and consultants who require such information to perform such Party's obligations under this Agreement, provided that such employees, agents and consultants are bound by obligations of confidentiality and non-use with respect to such Confidential Information at least equivalent in scope with those provided in this Section 13.1.

     13.2 Authorized Disclosure. Notwithstanding Section 13.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

             13.2.1 filing or prosecuting patents relating to Program Products;

             13.2.2 making regulatory filings;

             13.2.3 prosecuting or defending litigation;

             13.2.4 complying with applicable governmental regulations;

             13.2.5 conducting pre-clinical or clinical trials of Program Products; and

             13.2.6 as necessary to effectuate [ * ]

     Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to this
Section 13.2 it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and endeavor in good faith to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The Parties will consult with one another and agree on the provisions of this Agreement to be redacted in any filings made by the Parties with the United States Securities and Exchange Commission or as otherwise required by law.

     13.3 Financial Terms. The Parties agree that the material financial terms of the Agreement will be considered Confidential Information of both Parties. Notwithstanding the foregoing, either Party may disclose such terms to bona fide potential corporate parties or other sublicensees under the rights granted herein, if necessary, provided that the Party disclosing such information shall first enter into a confidentiality agreement with such corporate partner or other sublicensee governing such disclosure providing protections commensurate in scope with those provided in Section 13.1. In connection with any such disclosure, each Party agrees to use its best efforts to secure confidential treatment of such information. Tularik shall have the further right to disclose the material financial terms of the Agreement to any potential investor, investment banker, acquiror, merger partner, or other bona fide potential financial partner, subject to a requirement of best efforts to secure confidential treatment of such information.

                        ARTICLE 14 Government Controls


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     This Agreement is made subject to any restrictions concerning the export of Program Products or technical information from the United States that may be imposed upon or related to Tularik or Knoll from time to time by the government of the United States and other applicable jurisdictions.

                         ARTICLE 15 Term; Termination

     15.1 Term and Termination of Collaboration Program. The Collaboration Program shall be performed during the five year period following the Effective Date (the "Collaboration Program Term"); provided, however, that Knoll may terminate the Collaboration Program upon either the third (3rd) or the fourth
(4th) anniversary of the Effective Date upon no less than one (1) year's prior written notice to Tularik. Knoll may terminate the Collaboration Program at any time during the Collaboration Program Term in the event an arbitration conducted pursuant to Section 16.8 concludes, or Tularik acknowledges in writing, that Tularik [ * ] ("Section 12.4 Termination"); provided, however, that, in the event of a Section 12.4 Termination, Knoll shall provide to Tularik a written acknowledgment that [ * ]. Additionally, the RC may terminate the Collaboration Program at any time during the Collaboration Program Term if the RC unanimously decides that the then-current Research Plan does not provide adequate opportunities (i.e., New Targets are not available, the Program Targets and related pathways have been fully exploited and insufficient opportunities remain for developing and commercializing products within the Field). In case of such an early termination of the Collaboration Program by Knoll or the RC, as the case may be, Knoll shall not be obligated to make any payment(s) under Section
6.1 that would have become due and payable after the effective date of such early termination.

     15.2 Term. Except as provided under Section 15.3 below, the term of this Agreement shall commence upon the Effective Date and shall expire on the later to occur of (i) the expiration of the Tail Period, if the Parties have not previously entered into any License Agreement or Tularik License Agreement pursuant to this Agreement, or (ii) the expiration or termination of the last to expire or last to terminate license that the Parties have entered into pursuant to this Agreement.

     15.3 Termination on Material Breach. If either Party materially breaches this Agreement, including without limitation its diligence obligations under
Section 2.8, and the breaching Party has not (i) cured the breach or (ii) initiated good faith efforts to cure such breach to the reasonable satisfaction of the non-breaching Party, within [ * ] of notice of breach from the non-breaching Party, the non-breaching Party may terminate this Agreement upon expiration of such [ * ] period.

     15.4 Surviving Rights. The obligations and rights of the Parties under Sections 4.3 and 4.4 and Articles 5, 8, 9, 10, 11, 12, 13, 14, 15 and 16 shall survive termination. In the event that Knoll terminates this Agreement pursuant to Section 15.3 following the failure by Tularik to cure or initiate good faith efforts to cure a material breach, the obligations contained in Section 5.3 shall not survive such termination. Additionally, the failure by Knoll to comply with [ * ].

     15.5 Accrued Rights; Surviving Obligations. The termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration,

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

including any damages arising from any breach hereunder. Such termination, relinquishment or expiration shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.

     15.6 Return of Assays. Upon the expiration or earlier termination of the Collaboration Program Term, Knoll shall return to Tularik the Tularik Assays provided to Knoll pursuant to Section 2.4; provided, however, that, [ * ].

                           ARTICLE 16 Miscellaneous

     16.1 Waiver. No waiver by either Party of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

     16.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns; provided, however, that neither Party shall assign any of its rights and obligations hereunder except (i) as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of the assigning Party or (ii) to an Affiliate; provided further in no event shall either Party's obligations under the Collaboration Program be assigned to an Affiliate without the prior written consent of the other Party.

     16.3 Notices. Any notice or other communication required or permitted to be given to either Party shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile or five (5) days after mailing by registered or certified mail, postage paid, to the other Party at the following address:

               In the case of Tularik:   Tularik Inc.
                                         Two Corporate Drive
                                         S. San Francisco, CA  94080
                                         Fax: (650) 829-4303
                                         Attention: Chief Executive Officer

               In the case of Knoll:     Knoll AG
                                         Knollstrasse
                                         67061 Ludwigshafen
                                         Germany
                                         Attention: Head of R&D

     Either Party may change its address for communications by a notice to the other Party in accordance with this Section.

     16.4 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     16.5 Amendment. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by both Parties.

     16.6 Governing Law and Language. This Agreement shall be governed exclusively by laws of California, U.S.A., excluding any choice of law rules that may direct the application of the law of any other jurisdiction. This Agreement and the Appendices hereto were drafted in the English language, and any notice to be given or accounts or statements required to be made under this Agreement shall be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language.

     16.7 Force Majeure. Any delays in performance by any Party under this Agreement (other than either Party's failure to pay money to the other Party, unless such failure results solely from wire transfer failures beyond the control of the paying Party, or the like) shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, earthquake, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party as soon as practicable and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence, provided that the affected Party uses reasonable efforts to overcome such delay.

     16.8 Dispute Resolution. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement (other than those relating to the determination of Contribution Royalties), the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the SC. Any unresolved disputes arising between the Parties arising out of, relating to, in connection with or in any way connected with this Agreement or any term or conditions hereof, or performance by either Party of its obligations hereunder, whether before or after termination or expiration of this Agreement, shall be finally resolved by binding arbitration, except that any disputes regarding the validity, scope or enforceability of a patent shall be submitted to a court of competent jurisdiction. The arbitration shall be held in San Francisco, California according to the rules of the American Arbitration Association ("AAA"). The arbitration will be conducted by a panel of three (3) arbitrators with significant experience in the pharmaceutical industry appointed in accordance with applicable AAA rules. Any arbitration herewith shall be conducted in the English language to the maximum extent possible. Each Party shall bear its own costs and attorneys' and witness' fees. Judgment on the award so rendered shall be final and may be entered in any court having jurisdiction thereof.

     16.9 Independent Contractors. In making and performing this Agreement, Knoll and Tularik act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Tularik and Knoll. At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     16.10 Severability. If any part of this Agreement is declared invalid by any legally governing authority or court having jurisdiction over either Party, then such declaration shall not affect the remainder of the Agreement and the Parties shall revise the invalidated part in a manner that will render such provision valid while achieving closely the Parties' original interest.

     16.11 Cumulative Rights. The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity, or under any other agreement between the Parties. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.

     16.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

     16.13 Entire Agreement. This Agreement and any and all Appendices referred to herein embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes and terminates all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     In Witness Whereof, both Knoll and Tularik have executed this Agreement, as of the Effective Date.


     Tularik Inc.                           Knoll AG



     By: /s/ David V. Goeddel                By: /s/ Erich Schlich
        ----------------------------           ------------------------------
                                                     Head R&D

     Title:  Chief Executive Officer        Title:  /s/ Gottfried Freier
                                                  ------------------------
                                                        General Counsel
                                                        Legal & Taxes

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                  APPENDIX A

                                PROGRAM TARGETS

[ * ]

[ * ]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                  APPENDIX B

                                 RESEARCH PLAN

     The Research Program described in this Agreement is further described as follows:
                                    [ * ]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                 EXHIBIT 2.9.1

Tularik Inc.
Two Corporate Drive
South San Francisco, CA  94080
Attention:  President

Knoll AG
Knollstrasse
67061 Ludwigshafen
Germany
Attention:

Dear Tularik and Knoll:

     Knoll AG ("Knoll") and Tularik Inc. ("Tularik") have entered into a Collaboration Agreement, dated as of November 1, 1998 (the "Collaboration Agreement"). The undersigned ("Affiliate") is an Affiliate of Knoll. By this letter, the undersigned agrees to be bound by, comply with and assume all terms, conditions, rights, obligations, duties and restrictions of Knoll under the Collaboration Agreement to the full extent as if the Affiliate were a party to the Collaboration Agreement. Capitalized terms used herein but not otherwise defined shall have the respective meaning given in the Collaboration Agreement.

Affiliate:______________________________

By:_____________________________________

Printed Name:___________________________

Title:__________________________________

Date:___________________________________

The undersigned acknowledge receipt of this letter:

Tularik Inc.

By:_____________________________________

Printed Name:___________________________

Date:___________________________________


Knoll AG

By:_____________________________________

Printed Name:___________________________

Date:___________________________________


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                  APPENDIX C

                           FORM OF LICENSE AGREEMENT

                                    between

                                 TULARIK INC.

                                      and

                                  KNOLL A.G.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                               LICENSE AGREEMENT

     This License Agreement (the "Agreement") is made and entered into as of _____________, ____ (the "Effective Date") by and between Tularik Inc., a Delaware corporation ("Tularik"), and Knoll AG, a corporation organized under the laws of Germany ("Knoll").

                                   Recitals

     Whereas, Tularik and Knoll have entered into a Collaboration Agreement dated as of November 1, 1998 (the "Collaboration Agreement"); and

     Whereas, the Parties have jointly engaged in researching certain compounds potentially useful for the treatment of human disease by means of regulation of [ * ], and Knoll has selected one of such compounds for development of Program Products (as defined in the Collaboration Agreement) based thereon; and

     Whereas, Knoll has given a Commercialization Notice as provided in the Collaboration Agreement with respect to the compound listed in the Commercialization Notice; and

     Whereas, Knoll intends to [ * ] with respect to one or more Program Products based on the compound listed in the Commercialization Notice and to commence clinical development with the intention of obtaining Regulatory Approval (as defined below) of at least one Program Product based on such compound for commercialization; and

     Now, Therefore, in consideration of the foregoing and the covenants and premises contained herein, the Parties agree as follows:

                            ARTICLE 1 Definitions.

     Capitalized terms used herein and not otherwise defined shall have the respective meanings given in the Collaboration Agreement. As used herein, the following capitalized terms shall have the following meanings:

     1.1  "Aggregate Amount" shall have the meaning ascribed in Section
4.1.2(a).

     1.2  "Allocable Portion" shall have the meaning ascribed in Section
4.1.2(a).

     1.3 "Confidential Information" shall mean, subject to the limitations set forth in Section 7.1 hereof, all information disclosed by each Party to the other Party pursuant to this Agreement.

     1.4 "FDA" shall mean the United States Food and Drug Administration or any successor thereto.

     1.5 "Field" shall mean [ * ] (as such terms are defined in the Collaboration Agreement) human patients and, in addition, may include [ * ]. "Field" shall also include any [ * ] used in combination with Program Products.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     1.6 "Licensed Validated Compounds" shall mean a Validated Hit (as defined in Section 1.83 of the Collaboration Agreement) that agonizes or antagonizes a Program Target (as defined in Section 1.51 of the Collaboration Agreement) and that is set forth on Exhibit A, with respect to which Knoll has issued to Tularik a Commercialization Notice (as defined in Section 1.7 of the Collaboration Agreement).

     1.7 "Net Sales" shall mean the gross sales price of Program Products in finished form, invoiced by Knoll, its Affiliates and sublicensees from sales to arm's-length Third Party purchasers, less, to the extent such amounts are included in the invoiced sales price, taxes, shipping costs (including freight and insurance) and duties and other governmental charges paid for and separately identified on the invoice. Additional allowances will be permitted for (i) cash, trade and/or quantity discounts actually allowed; (ii) amounts repaid or credited by reason of rejection or return of goods; and (iii) discounts mandated by or granted in response to law. Net Sales shall not be reduced for any reserves or allowance for bad debts.

     1.8   "Party" shall mean either Tularik or Knoll.

     1.9   "Royalty Term" shall have the meaning ascribed in Section 4.3.

     1.10  "Significant Market Products" shall have the meaning ascribed in
Section 4.1(a).

     1.11 "Third Party" shall mean any person or entity other than Knoll and Tularik, and their respective Affiliates.

     1.12 "Third Party Royalties" means royalties payable by Tularik or Knoll to a Third Party in respect of the sale of Program Products.

     1.13 "Valid Claim" shall mean a claim in an issued, unexpired patent that has not been held invalid or unenforceable in an unappealed and unappealable judgment of a court of competent jurisdiction.

                              ARTICLE 2 Licenses.

     2.1 License to Knoll. Subject to the other provisions of this Agreement, Tularik hereby grants to Knoll a license for the development, manufacture, use, sale and importation of the Program Product based upon or incorporating the Licensed Validated Compound in the Knoll Territory under Tularik's interest in Program Technology and Research Compound Patents and under the Tularik Technology. Such license shall be exclusive and include the right to grant sublicenses with respect to the Knoll Territory. Subject to Section 2.1.1, Tularik is granting no licenses to Knoll outside the Knoll Territory.

           2.1.1 Right of First Refusal. In the event [ * ], Tularik shall grant Knoll a right of first refusal for an exclusive license, including the right to grant sublicenses, to develop, make, have made, use, offer for sale, sell and import Program Products based upon or incorporating the Licensed Validated Compound in the Tularik Territory (the "Right of First Refusal"). Tularik shall negotiate exclusively with Knoll for [ * ] days for such licenses prior to


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Tularik offering such opportunity to any Third Party. If the Parties have not reached agreement by the end of such [ * ] day exclusive negotiation period, Tularik may negotiate with Third Parties. When Tularik and such Third Party have reached consensus on the financial terms and general scope of a proposed license agreement, Tularik must offer Knoll the opportunity to enter into a license agreement with Tularik on the same financial terms and general scope of such proposed license agreement (the "Offer"). Knoll shall have [ * ] days to unqualifiedly accept or decline such Offer in writing. If Knoll fails to respond within such time period, it shall be deemed to have declined such Offer. If Knoll declines the Offer, Tularik has no further obligation to grant such a Right of First Refusal to Knoll with respect to the license opportunity that Knoll has declined; provided, however, that [ * ]. Knoll has [ * ] days to unqualifiedly accept or decline such re-Offer in writing. If Knoll fails to respond within such time period, it shall be deemed to have declined such re-Offer.

          2.1.2 Due Diligence. Knoll shall use commercially reasonable efforts to develop and market the Program Products based upon or incorporating the Licensed Validated Compound, consistent with [ * ], unless and until it terminates this Agreement. If Knoll fails to use such efforts, Tularik may terminate this Agreement upon [ * ] prior written notice. If the Parties disagree on whether Knoll is using commercially reasonable efforts as required hereunder, (i) [ * ]. In the event of termination of this Agreement for failure to use such efforts, Knoll will grant to Tularik the licenses set forth in Sections 5.3.1(c) and 5.3.1(d) of the Collaboration Agreement with respect to such Program Product, subject to [ * ]. Tularik will then be free to pursue clinical development, registration and commercialization of any such Program Product as a Tularik Product in the Field throughout the world without further obligation to Knoll other than the payment of the foregoing amounts.

     2.2 Obligation to Inform. Knoll agrees to keep Tularik fully informed on a reasonable basis of the development and commercialization of all Program Products based upon or incorporating the Licensed Validated Compound, including but not limited to providing to Tularik periodic written updates on the progress of each filing for Regulatory Approval.

                        ARTICLE 3 Product Development.

     Knoll is responsible for funding and performing the preclinical and clinical development plan for the Program Products based upon or incorporating the Licensed Validated Compound in the Knoll Territory. Knoll will perform all such preclinical and clinical studies in such manner that the data generated therefrom will meet the regulatory requirements of the FDA or foreign equivalent for approval of human pharmaceuticals.


                              ARTICLE 4 Payments.

     4.1  Royalties.

          4.1.1 Preliminary Royalties. Knoll will pay Tularik royalties on Net Sales on a quarterly basis within [ * ] after the end of each calendar quarter. The royalty rate for each Program Product for which Net Sales are less than [ * ] will be [ * ], subject to a possible increase in the royalty rate (and the subsequent payment of additional amounts to Tularik) applicable to Net Sales of any Program Products for which worldwide Net Sales are equal to or greater than


[ * ] = Certain confidential informatin contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[ * ] in any given calendar year ("Significant Market Products"), as provided in
Section 4.1.2(c) below.

          4.1.2 Additional Royalties. Within [ * ] after the end of each calendar year during the term of this Agreement, Knoll shall make any additional royalty payments that may be required by Section 4.1.2(c) to Tularik on Net Sales of Significant Market Products during such calendar year. The amount of any such additional royalties shall be determined as follows:

                 (a) First, the amount of Net Sales of Significant Market Products shall be [ * ] "Aggregate Amount"). The portion of the Aggregate Amount allocable to [ * ] under this Agreement is the "Allocable Portion."

                 (b) Second, [ * ] will be determined by ascertaining whether the Effective Date precedes or follows the date on which the Parties executed any license agreement (other than this Agreement) for which worldwide net sales are equal to or greater than [ * ] in any given calendar year. The net sales of products or of Significant Market Products under [ * ] shall be considered the first net sales (i.e., sales from $1 upward) and the royalty rate applicable to net sales of less than [ * ] of such product or Significant Market Product shall be [ * ] Net sales of subsequently executed agreement(s) shall be considered sales made in addition to net sales made under the earliest executed agreement. The foregoing is illustrated in the following example:

        [ * ].


[ * ]                              [ * ]
[ * ]                              [ * ]

[ * ]                              [ * ]
[ * ]                              [ * ]


                 (c) Knoll shall pay to Tularik any additional royalty due pursuant to this Section 4.1.2 equal to the amount, if any, by which the amount of royalties due to Tularik with respect to the Allocable Portion determined pursuant to Section 4.1.2(a) and (b) exceeds the amount previously paid or due and payable to Tularik pursuant to Section 4.1.1.

          4.1.3 Royalty Offset. Knoll may offset [ * ] of any royalties it must pay to Third Parties on Net Sales of Program Product pursuant to any licenses necessary to sell such Program Product against royalties payable by Knoll to Tularik pursuant to Section 4.1; provided, however, that Tularik's royalty is not reduced hereunder by more than [ * ] of Net Sales.

     4.2 Milestone Payments. Knoll will make the following payments to Tularik in US Dollars upon the occurrence of the listed event in the Knoll Territory for each Program Product based upon or incorporating the Licensed Validated
Compound:

Event                                                           Payment
[ * ]      [ * ]                                                [ * ]
[ * ]      [ * ]                                                [ * ]
[ * ]      [ * ]                                                [ * ]
[ * ]      [ * ]                                                [ * ]


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

[ * ]      [ * ]                                                   [ * ]
[ * ]      [ * ]                                                   [ * ]


     Amounts due upon achievement of events [ * ] are payable [ * ] the event is achieved for any Program Product based upon or incorporating a Licensed Validated Compound in the Knoll Territory. Amounts due upon the achievement of events [ * ] are payable [ * ] the event is achieved for a Program Product based upon or incorporating the Licensed Validated Compound [ * ]. For any amount payable upon achievement of [ * ]. In the event a Program Product based upon or incorporating a Licensed Validated Compound achieves [ * ] of the listed events above but does not achieve [ * ] events listed above, the listed events not achieved by such Program Product shall be available to subsequent Program Products based upon or incorporating a Licensed Validated Compound until such time as [ * ] milestones shall have been paid by Knoll to Tularik for one or more Program Products based upon or incorporating a Licensed Validated Compound.

     4.3 Period of Royalty Obligation. The royalty obligation under Section 4.1 shall commence on the date of first commercial sale of a Program Product based upon or incorporating a Licensed Validated Compound in a country and shall expire, on a country-by-country and product-by-product basis, on the later of the expiration of the last to expire patent licensed to Knoll under Section 2.1 above or the [ * ] anniversary of the first commercial sale of the Program Product in such country ("Royalty Term").

                       ARTICLE 5 Payment: Record; Audit.

     5.1 Payments; Reports. All amounts payable to Tularik under this Agreement shall be paid in U.S. dollars. The royalty obligation under Section 4.1 shall accrue at the time of sale of the Program Products to a Third Party. Royalty obligations that accrue during a particular quarter shall be paid within [ * ] after the end of such calendar quarter and other payments due to Tularik shall be made as specified herein. Each payment of royalties and amounts due to Tularik under Section 4.1 shall be accompanied by a statement of the amount of Net Sales during such period on a product-by-product and country-by-country basis, including all other information necessary to determine the appropriate amount of such payments, and any additional information or reports required under the Agreement.

     5.2 Exchange Rate. The rate of exchange to be used in computing the amount of currency equivalent in United States dollars due Tularik shall be made at the period end rate of exchange quoted on the last business day of the royalty period in the Wall Street Journal.

     5.3 Records and Audit. During the term of this Agreement and for a period of [ * ] thereafter, Knoll shall keep complete and accurate records pertaining to the sale or other disposition of the Program Products commercialized by it pursuant to this Agreement, in sufficient detail to permit Tularik to confirm the accuracy of all payments due hereunder and compliance with the covenants set forth in Section 2.1.2. Tularik shall have the right to cause an independent, certified public accountant to audit such records to confirm Net Sales and royalty payments due thereon to Tularik; provided, however, that such auditor shall not disclose Knoll's Confidential Information to Tularik, except to the extent such disclosure is necessary to verify the amount of royalties and other payments due under this Agreement. Such audit right may b e


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

exercised once a year, within [ * ] years after the royalty period to which such records relate, upon notice to Knoll and during normal business hours. Any under-payment of amounts due to Tularik by such audits shall be paid immediately with interest in the amount of [ * ] per month (or the maximum amount permitted by law, if less) from the date that such amount should have been paid to Tularik until Knoll actually pays such amount. Tularik shall bear the full cost of such audit unless such audit discloses a variance in the amounts paid by Knoll of more than [ * ] from the amount of royalties and/or other payments actually owed. In such case, Knoll shall bear the full cost of such audit. The terms of this Section 5 shall survive any termination or expiration of this Agreement for a period of [ * ].

     5.4 Withholding of Taxes. All payment amounts set forth in the Agreement are stated net of withholding or similar taxes (other than U.S. income taxes) that may be imposed by any governmental authority; provided, however, that Tularik has provided Knoll with a Certificate of Exemption (Freistellungsbescheinigung) from the German Federal Tax Office (Bundesamt fur Finanzen).

     5.5 Blocked Currency. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to Tularik in such country in local currency by deposit in a local bank designated by Tularik.

     5.6 Cross-Border Sales. Knoll agrees that it shall not, and that it shall not grant the right to any affiliate or Third Party to, use, sell, offer for sale or import Program Products in any country outside of the Knoll Territory, and that Knoll shall use reasonable efforts to deter the importation of Program Products into any country outside of the Knoll Territory by its affiliates and licensees. Knoll and Tularik recognize that in certain territories, and in particular in free trade regions, customers or other third parties may import Program Products purchased in one country for use in another. If such activity materially distorts the aggregate relative profitability of the parties from the sale of Program Products in one or more countries, Tularik and Knoll shall [ * ] to offset the economic effect of such cross-border transfers to the extent it is practical to do so.

                         ARTICLE 6 Ownership; Patents.

     6.1 Ownership. Provision is made in the Collaboration Agreement for ownership of the Knoll Technology, the Tularik Technology, the Research Compound Inventions and the Program Technology and such matters shall be governed thereby.

     6.2 Patents. Provision is made in the Collaboration Agreement for the ownership, filing, prosecution and maintenance of Patents, Tularik Patents and Knoll Patents and such matters shall be governed thereby.

     6.3  Infringement of Program Patents.

          6.3.1 Notice. Each Party shall promptly notify the other in writing of any alleged or threatened infringement of the Patents that may adversely impact the rights of the Parties hereunder, of which it becomes aware.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          6.3.2 Cooperation. Neither Party will notify a Third Party (except for the Parties' outside litigation counsel) of the infringement of any of the Patents by a Third Party in the Field without first obtaining the consent of the other Party, which consent shall not be unreasonably withheld. Both Parties shall use their best efforts in cooperating with each other to terminate such infringement without litigation, with each Party being responsible for the payment of its own out-of-pocket costs (including legal costs) relating thereto. Any monetary settlement resulting from any such process shall first be allocated to reimburse both Parties for such out-of-pocket costs, and the remainder shall be [ * ].

          6.3.3 Enforcement Action. In the event that any alleged or threatened infringement of the Patents by a Third Party in the Field and in the Knoll Territory cannot be terminated without litigation, Knoll shall have the first right, but not the obligation, to take appropriate action against any person or entity directly or contributorily infringing such Patent. In the event Knoll fails to institute an infringement suit or take other reasonable action in response to such infringement within [ * ] after notice in accordance with paragraph 6.3(a) above, Tularik shall have the right, but not the obligation, upon [ * ] notice to Knoll to institute such suit or take other appropriate action in its own name, the joint owners' names or both. In the event that any alleged or threatened infringement of the Patents by a Third Party in the Field and in the Tularik Territory cannot be terminated without litigation, Tularik shall have the first right, but not the obligation, to take appropriate action against any person or entity directly or contributorily infringing such Patent. If Tularik fails to institute an infringement suit or take other reasonable action in response to such infringement within [ * ] after notice in accordance with paragraph 6.3(a) above, Knoll shall have the right, but not the obligation, upon [ * ] notice to Tularik to institute such suit or take other appropriate action in its own name, the joint owners' names or both. Regardless of which Party brings such enforcement action, the other Party hereby agrees to cooperate reasonably in any such effort, including, if required, bringing a legal action or furnishing a power of attorney. The Party not bringing the action shall have the right to participate in such action at its own expense with its own counsel and any recovery obtained by settlement or otherwise shall be disbursed as follows: Each Party shall first recover any reasonable expenses incurred in such action (including counsel fees). Thereafter, the Parties shall [ * ]; provided, however, that in the event Knoll fails to institute an infringement suit or take other appropriate action in the Knoll Territory and Tularik shall institute such suit or take such action, [ * ].

     6.4 Infringement of Tularik Patents and Knoll Patents. Subject to [ * ] Tularik and Knoll shall defend and enforce the Tularik Patents and the Knoll Patents respectively throughout the world.

     6.5  Infringement of Third Party Patent Rights.

          6.5.1 Joint Strategy. In the event that the manufacture, use or sale of a Program Product based upon or incorporating the Licensed Validated Compound becomes the subject of a claim of infringement of a patent, copyright or other proprietary right anywhere in the world, and without regard to which Party is charged with said infringement, or the venue of such claim, the Parties [ * ] shall promptly confer to discuss the claim.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          6.5.2 Defense. Unless the Parties otherwise agree, Knoll shall assume the primary responsibility at its expense for the conduct of the defense of any such claim brought in the Knoll Territory. Tularik shall have the right, but not the obligation, to participate in any such suit at its sole option and at its own expense. Unless the Parties otherwise agree, Tularik shall assume the primary responsibility at its expense for the conduct of the defense of any such claim brought in the Tularik Territory. Knoll shall have the right but not the obligation to participate in any such suit at its sole option and at its own expense. Each Party shall reasonably cooperate with the Party conducting the defense of the claim. Neither Party shall enter into any settlement that affects the other Party's rights or interests without such other Party's written consent, not to be unreasonably withheld. If Knoll and Tularik agree that payment must be made to a Third Party (the "Third Party Payment") to avoid infringement of such Third Party's patent in the Knoll Territory, [ * ].

     6.6 Patent Marking. Knoll shall mark, if necessary, all products manufactured, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws, as required.

                          ARTICLE 7 Confidentiality.

     7.1 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, for the term of this Agreement and for [ * ] thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information furnished to it by the other Party pursuant to this Agreement except to the extent the receiving Party can demonstrate by competent proof that such Confidential Information:

          7.1.1 was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

          7.1.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

          7.1.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of any obligation of confidentiality with respect thereto;

          7.1.4 was disclosed to the receiving Party, other than under an obligation of confidentiality to a Third Party, by a Third Party without breach of any obligation of confidentiality with respect thereto; or

          7.1.5 was independently discovered or developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party.

     Notwithstanding the foregoing, either Party may disclose Confidential Information of the other Party to those of its employees, agents and consultants who require such information to perform such Party's obligations under this Agreement, provided that such employees, agents


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

and consultants are bound by obligations of confidentiality and non-use with respect to such Confidential Information at least equivalent in scope with those provided in this Section 7.1.

     7.2 Authorized Disclosure. Notwithstanding Section 7.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

          7.2.1  filing or prosecuting patents relating to Program Products;

          7.2.2  making regulatory filings;

          7.2.3  prosecuting or defending litigation;

          7.2.4  complying with applicable governmental regulations;

          7.2.5 conducting pre clinical or clinical trials of Program Products; and

          7.2.6  as necessary to effectuate the [ * ]

     Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party's Confidential Information pursuant to this
Section 7.2 it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and endeavor in good faith to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder. The Parties will consult with one another and agree on the provisions of this Agreement to be redacted in any filings made by the Parties with the United States Securities and Exchange Commission or as otherwise required by law.

                       ARTICLE 8 Publication; Publicity.

     8.1 Publicity. Except as otherwise provided herein or required by law, no Party shall make publicly available or provide to any Third Party any publication, news release or other public announcement, written or oral, whether in the public press, or stockholders' reports (if applicable), or otherwise, relating to the existence of or the Parties' performance under this Agreement, without the prior written approval of the other Party.

                   ARTICLE 9 Representations And Warranties.

     9.1 Representations and Warranties. Each Party hereby represents and warrants that:

          9.1.1 it has full corporate power and authority under the laws of the state or country of its incorporation to enter into this Agreement and carry out the provisions hereunder and that the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action;

          9.1.2 it will not take any material action or fail to take any material action which would be in conflict with its obligations under this Agreement;


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

          9.1.3 to its best knowledge as of the date of this Agreement: (i) it has full power and authority to undertake the scientific activities required of it; (ii) [ * ]; and (iii) the [ * ];

          9.1.4 as of the date of this Agreement, to the best of its knowledge, it is not aware of [ * ];

          9.1.5 this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; and

          9.1.6 the execution, delivery and performance of this Agreement by it does not conflict with any agreement, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     9.2 Third Party Licenses. Each Party agrees to identify to the other Party any Third Party Licenses and the technologies to which they pertain. Knoll shall have no obligation to make any payments whatsoever with respect to such Third Party Licenses of Tularik. Tularik shall have no obligation to make any payments whatsoever with respect to such Third Party Licenses of Knoll.

     9.3 Tularik Disclaimer. EXCEPT AS OTHERWISE PROVIDED IN SECTION 9.1, THE TULARIK TECHNOLOGY AND PROGRAM TECHNOLOGY LICENSED HEREUNDER ARE PROVIDED "AS IS" AND TULARIK EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

                          ARTICLE 10 Indemnification.

     10.1 Indemnification by Tularik. Tularik hereby agrees to indemnify, hold harmless and defend Knoll, its employees, directors, officers, agents and consultants against any and all claims, suits, actions, demands, liabilities, expenses and/or losses (including without limitation reasonable attorneys' fees and related legal and court expenses) (collectively, "Claims") for damage to persons or property resulting directly or indirectly from actions in connection with this Agreement, but only to the extent that such Claims [ * ], except to the extent such Claims arise out of or are in connection with any occurrence for which Knoll must indemnify Tularik pursuant to Section 10.2.

     10.2 Indemnification by Knoll. Knoll hereby agrees to indemnify, hold harmless and defend Tularik, its employees, directors, officers, agents and consultants against any and all Claims for damage to persons or property resulting directly or indirectly from actions in connection with this Agreement, to the extent that such Claims [ * ], except to the extent such Claims arise out of or are in connection with any occurrence for which Tularik must indemnify Knoll pursuant to Section 10.1.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     10.3 Control of Defense. Any person or entity entitled to indemnification under this Article 10 shall give notice to the indemnifying Party of any Claims that may be subject to indemnification promptly after such Party learns of such Claim. The indemnifying Party shall assume the defense of such Claims using counsel reasonably satisfactory to the indemnified Party, and the indemnifying Party will not be subject to any liability for any settlement of such Claims made by the indemnified Party without the indemnifying Party's consent (such consent not to be unreasonably withheld or delayed), and will not be obligated to pay any fees and expenses of any separate counsel retained by the indemnified Party with respect to such Claim.

                        ARTICLE 11 Government Controls.

     This Agreement is made subject to any restrictions concerning the export of Program Products or technical information from the United States that may be imposed upon or related to the Parties from time to time by the government of the United States and other applicable jurisdictions. Furthermore, each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other under this Agreement or any Program Products made using such technical information to any country for which the United States government or any agency thereof, or any other applicable jurisdictions at the time of export requires an export, license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States government, or any other applicable jurisdictions when required by an applicable statute or regulation.

                 ARTICLE 12 Term And Termination Of Agreement.

     12.1 Term. Except as provided under Section 12.2 below, the term of this Agreement shall commence upon the Effective Date and shall expire on the expiration date of the last to expire royalty obligation under Section 4.3.

     12.2 Termination for Material Breach. Each Party shall have the right to terminate the Agreement after [ * ] days written notice to the other that the other is in material breach of the Agreement, unless the other Party cures the breach before the expiration of such period of time, or, in the case that such breach cannot be cured within such period, the Party continues to use diligent efforts to cure such breach until actually cured. In addition, this Agreement shall terminate in the event the Collaboration Agreement is terminated pursuant to Section 15.2 or 15.3 thereof. Upon termination, all licenses granted to the non-breaching Party shall survive and all licenses granted to the breaching Party under the Agreement shall automatically terminate, but such termination shall not impair any other rights the non-breaching Party may have at law or equity. Upon any termination by Knoll for a breach of this Agreement by Tularik, Tularik shall be entitled to receive a royalty equal to that provided in Section
4.1 until expiration of all Tularik Patents or Patents claiming the manufacture, use or sale of such Program Products, reduced by any money damages that may be awarded to Knoll in connection with any such breach by Tularik and by any costs incurred in connection with the transition of Tularik's responsibilities under this Agreement to Knoll, its Affiliate or sublicensee. The provisions of Section
4.3 and Article 5 shall apply with respect to any such amounts due to Tularik hereunder.

     12.3 Accrued Rights; Surviving Obligations. Termination of this Agreement shall not affect any accrued rights of either Party. The terms of Section 5.3 and Article 7 (for the


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

period specified therein), and Articles 6, 8, 9, 10 and 13 and Sections 12.2 and
12.3 of this Agreement, shall survive termination of this Agreement.

                           ARTICLE 13 Miscellaneous.

     13.1 Waiver. No waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent or similar breach or default.

     13.2 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their permitted successors and assigns; provided, however, that neither Party shall assign any of its rights and obligations hereunder except (i) as incident to the merger, consolidation, reorganization or acquisition of stock or assets affecting substantially all of the assets or actual voting control of the assigning Party or (ii) to an Affiliate.

     13.3 Notices. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile or five (5) days after mailing by registered or certified mail, postage paid, to the other Party at the following address:

               In the case of Tularik:   Tularik Inc.
                                         Two Corporate Drive
                                         S. San Francisco, CA 94080
                                         Fax: (650) 829-4303
                                         Attention:  Chief Executive Officer

               In the case of Knoll:     Knoll AG
                                         Knollstrasse
                                         67061 Ludwigshafen
                                         Germany
                                         Attention: Head of R&D

     Either Party may change its address for communications by a notice to the other Party in accordance with this Section.

     13.4 Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     13.5 Amendment. No amendment or modification hereof shall be valid or binding upon the Parties unless made in writing and signed by both Parties.

     13.6 Governing Law and Language. This Agreement shall be governed exclusively by laws of California, U.S.A., excluding any choice of law rules that may direct the application of the law of any other jurisdiction. The official text of this Agreement and any appendices, exhibits and schedules hereto, or any notice given or accounts or statements required by this Agreement shall be in English. In the event of any dispute concerning the construction or


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

meaning of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language.


     13.7 Force Majeure. Any delays in performance by any Party under this Agreement (other than either Party's failure to pay money to the other Party, unless such failure results solely from wire transfer failures beyond the control of the paying Party, or the like) shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, earthquakes, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party as soon as practicable and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence, provided that the affected Party uses reasonable efforts to overcome such delay.

     13.8 Dispute Resolution. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the SC (as defined in the Collaboration Agreement). Any unresolved disputes arising between the Parties arising out of, relating to, in connection with or in any way connected with this Agreement or any term or conditions hereof, or performance by either Party of its obligations hereunder, whether before or after termination or expiration of this Agreement, shall be finally resolved by binding arbitration, except that any disputes regarding the validity, scope or enforceability of a patent shall be submitted to a court of competent jurisdiction. The arbitration shall be held in San Francisco, California according to the rules of the American Arbitration Association ("AAA"). The arbitration will be conducted by a panel of three (3) arbitrators with significant experience in the pharmaceutical industry appointed in accordance with applicable AAA rules. Any arbitration herewith shall be conducted in the English language to the maximum extent possible. Each Party shall bear its own costs and attorney's and witness' fees. Judgment on the award so rendered shall be final and may be entered in any court having jurisdiction thereof.

     13.9 Independent Contractors. In making and performing this Agreement, Knoll and Tularik act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between Tularik and Knoll. At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.

     13.10 Severability. If any part of this Agreement is declared invalid by any legally governing authority having jurisdiction over either Party, then such declaration shall not affect the remainder of the Agreement and the Parties shall revise the invalidated part in a manner that will render such provision valid without impairing the Parties' original interest.

     13.11 Cumulative Rights. The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity, or under any other agreement between the Parties. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

     13.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

     13.13 Entire Agreement. This Agreement, the Collaboration Agreement and any and all Exhibits referred to herein embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes and terminates all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof.


     In Witness Whereof, the Parties have duly executed this Agreement.


     Tularik Inc.                            Knoll AG



     By:                                     By:
         -----------------------------           -----------------------------

     Title:  Chief Executive Officer         Title:
            --------------------------              --------------------------


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   Exhibit A

                          LICENSED VALIDATED COMPOUND


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   Exhibit B

                    PROGRAM PATENTS AND PATENT APPLICATIONS


[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                   Exhibit C

                        LICENSE UNDER KNOLL TECHNOLOGY

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.